UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21293

Nuveen Preferred Income Opportunities Fund
(Exact name of registrant as specified in charter)

Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy Nuveen Investments 333 West Wacker Drive Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(312) 917-7700

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen Investments

Closed-End Funds

Semi-Annual Report January 31, 2015

JPC

Nuveen Preferred Income Opportunities Fund

JPI

Nuveen Preferred and Income Term Fund

JPW

Nuveen Flexible Investment Income Fund

NUVEEN INVESTMENTS ACQUIRED BY TIAA-CREF

On October 1, 2014, TIAA-CREF completed its previously announced acquisition of Nuveen Investments, Inc., the parent company of your fund's investment adviser, Nuveen Fund Advisors, LLC ("NFAL") and the Nuveen affiliates that act as sub-advisers to the majority of the Nuveen Funds. TIAA-CREF is a national financial services organization with approximately $851 billion in assets under management as of December 31, 2014 and is a leading provider of retirement services in the academic, research, medical and cultural fields. Nuveen is operating as a separate subsidiary within TIAA-CREF's asset management business.

Table

of Contents

Chairman's Letter to Shareholders	4
Portfolio Managers' Comments	5
Fund Leverage	14
Common Share Information	15
Risk Considerations	17
Performance Overview and Holding Summaries	20
Shareholder Meeting Report	26
Portfolios of Investments	27
Statement of Assets and Liabilities	47
Statement of Operations	48
Statement of Changes in Net Assets	49
Statement of Cash Flows	51
Financial Highlights	52
Notes to Financial Statements	56
Additional Fund Information	69
Glossary of Terms Used in this Report	71
Reinvest Automatically, Easily and Conveniently	72

Nuveen Investments

Chairman's Letter

to Shareholders

Dear Shareholders,

A pattern of divergence has emerged in the past year. Steady and moderate growth in the U.S. economy helped sustain the stock market's bull run another year. U.S. bonds also performed well, amid subdued inflation, interest rates that remained unexpectedly low and concerns about the economic well-being of the rest of the world. The stronger domestic economy enabled the U.S. Federal Reserve (Fed) to gradually reduce its large scale bond purchases, known as quantitative easing (QE), without disruption to the markets, as well as begin to set expectations for a transition into tightening mode.

The story outside the U.S., however, was different. European growth was stagnating and Japan fell into a recession, contributing to the bouts of volatility in their markets. China's economy decelerated and, despite running well above the rate of other major global economies, investors feared it looked slow by China's standards. Compounding these concerns were a surprisingly steep decline in oil prices, the U.S. dollar's rally and an increase in geopolitical tensions, including the Russia-Ukraine crisis and terrorist attacks across the Middle East and Africa, as well as more recently in Europe.

While a backdrop of healthy economic growth in the U.S. and the continuation of accommodative monetary policy (with the central banks of Japan and potentially Europe stepping in where the Fed has left off) bodes well for the markets, the global outlook has become more uncertain. Indeed, volatility is likely to feature more prominently in the investment landscape going forward. Such conditions underscore the importance of professional investment management. Experienced investment teams have weathered the market's ups and downs in the past and emerged with a better understanding of the sensitivities of their asset class and investment style, particularly in times of turbulence. We recognize the importance of maximizing gains, while striving to minimize volatility.

And, the same is true for investors like you. Maintaining an appropriate time horizon, diversification and relying on practiced investment teams are among your best strategies for achieving your long-term investment objectives. Additionally, I encourage you to communicate with your financial consultant if you have questions about your investment in a Nuveen Fund. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

William J. Schneider
Chairman of the Board
March 26, 2015

Nuveen Investments

Portfolio Managers'

Comments

Nuveen Preferred Income Opportunities Fund (JPC)

Nuveen Preferred and Income Term Fund (JPI)

Nuveen Flexible Investment Income Fund (JPW)

Nuveen Asset Management, LLC (NAM) and NWQ Investment Management Company, LLC (NWQ), affiliates of Nuveen Investments, Inc., are sub-advisers for the Nuveen Preferred Income Opportunities Fund (JPC). NAM and NWQ each manage approximately half of the Fund's investment portfolio. Douglas Baker, CFA and Brenda Langenfeld, CFA, are the portfolio managers for the NAM team. The NWQ income-oriented investment team is led by Thomas Ray, CFA and Susi Budiman, CFA. Effective January 6, 2015, Thomas Ray replaced Michael J. Carne, CFA, who is no longer with the firm.

Effective August 14, 2014, in an effort to broaden investment flexibility, the Fund changed its investment policies providing that up to 5% of the portion of the Fund's portfolio managed by NAM can now be invested in preferred securities issued by companies located in emerging market countries.

The Nuveen Preferred and Income Term Fund (JPI) features management by Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Investments, Inc. Douglas Baker, CFA, and Brenda Langenfeld, CFA, have served as the Fund's portfolio managers since its inception.

Effective January 16, 2015, in an effort to broaden investment flexibility, the Fund changed its investment policies allowing at least 50% of its managed assets in securities rated investment grade and up to 50% of its managed assets in securities rated below investment grade.

The Nuveen Flexible Investment Income Fund (JPW) features portfolio management by NWQ Investment Management Company, LLC (NWQ), an affiliate of Nuveen Investments, Inc. Thomas J. Ray, CFA, and Susi Budiman, CFA, are the portfolio managers. Effective January 6, 2015, Thomas Ray replaced Michael J. Carne, CFA, who is no longer with the firm.

Here they discuss their management strategies and the performance of the Funds for the six-month reporting period ended January 31, 2015.

What key strategies were used to manage the Funds during this six-month reporting period ended January 31, 2015 and how did these strategies influence performance?

Nuveen Preferred Income Opportunities Fund (JPC)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year, five-year and ten-year periods ended January 31, 2015. For the six-month reporting period ended January 31, 2015, the Fund's common shares at net asset value (NAV) outperformed the JPC Blended Index, but underperformed the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's (S&P), Moody's Investors Service, Inc. (Moody's) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments

Portfolio Managers' Comments (continued)

JPC invests at least 80% of its managed assets in preferred securities and up to 20% opportunistically over the market cycle in other types of securities, primarily income oriented securities such as corporate and taxable municipal debt and common equity. The Fund is managed by two experienced portfolio teams with distinctive, complementary approaches to the preferred market. NAM employs a debt-oriented approach that combines top down relative value analysis of industry sectors with fundamental credit analysis. NWQ's investment process identifies undervalued securities within a company's capital structure that offer the most attractive risk/reward potential. This unique, multi-team approach gives investors access to a broader investment universe with greater diversification potential.

NAM

For the portion of the Fund managed by NAM, we employed a credit-based investment approach, using a top-down process to position the Fund's portfolio in a manner that reflects the investment team's overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structures, and option adjusted spread (OAS) analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund's relative positioning or strategy in the near future. We feel that valuations on the $25 par retail side of the market have run slightly rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates as discussed later in this report. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. As a result, we favor fixed-to-floating rate coupon structures which, all else equal, have less interest rate sensitivity and meaningfully less duration extension risk versus traditional fixed-for-life coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus another reason for our recent, and foreseeable, overweight to $1,000 par securities relative to the JPC Blended Index.

The population of "new generation" preferred securities, such as contingent capital securities (otherwise known as CoCos, Alternative Tier 1 (AT1) and enhanced capital notes), have indeed become a meaningful presence within the preferred/hybrid security marketplace. As a reminder, newly adopted international bank capital standards outlined in Basel III require new Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. Some of these features include equity conversion, permanent write-down of principal and temporary write-down of principal with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the Tier 1 threshold trigger. We have allocated modestly to this new universe of securities, focusing on those issuers that have, in our opinion, meaningful capital cushions above the mentioned capital thresholds and those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, which is typically 1.5% of the issuer's risk-weighted assets.

With respect to the Fund's allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe

Nuveen Investments

the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning in the portfolio. Again, please note that preferred/hybrid securities are typically rated several notches below an issuer's senior unsecured debt rating. Consequently, in most instances, a BB-rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

During the reporting period, S&P adjusted its methodology for rating preferred/hybrid securities, effectively removing any remaining implicit government support at the preferred security level of the capital structure. The result from this action were lower ratings for roughly 1,300 preferred/hybrid structures, with most of the ratings moving lower by just one notch. S&P had telegraphed this broad downgrade well in advance of actually implementing the new methodology. As a result, we saw little, if any, meaningful price action on the heels of the move lower in ratings. S&P's methodology is now more in-line with both Moody's and Fitch.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. As mentioned above, we seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market, and as a result credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

In the portion of the Fund managed by NAM, several variables negatively impacted performance including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures, and an overweight to lower investment grade and below investment grade securities. Modestly offsetting these factors was a relative overweight to the insurance subsector and corresponding underweights to the real estate investment trust (REIT), industrial and utility sectors.

With the $1000 par dominated Barclays USD Capital Securities Index posting a 5.0% return during the reporting period and the $25 par dominated BofA/Merrill Lynch U.S. Preferred Securities Fixed Rate Index posting a 5.4% return, the Fund's meaningful overweight to $1000 par structures detracted modestly from our relative performance. Our overweight in the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. We feel that during the reporting period, investors became increasing complacent regarding interest rate risk. Couple that with a continued low interest rate environment and a steep yield curve, investor demand for longer duration traditional fixed rate coupon structures exceeded that for fixed-to-floating rate securities.

During the reporting period, relatively subordinate Tier 1 structures underperformed more senior Lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 2.8%, which was significantly below the 5.5% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when preferred security credit spreads generally widen, as they did during the reporting period, we would expect credit spreads for Tier 1 structures to increase at a greater rate compared to Lower Tier 2 structures. Indeed, the option adjusted spread (OAS) for the Barclays USD Capital Securities Tier 1 Index widened during the reporting period by approximately 40 basis points, while the Barclays USD Capital Securities Lower Tier 2 Index OAS widened by only 25 basis points. However, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative underperformance. As of January 31, 2015, the 6.0 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.4 years shorter than the 7.4 year duration of the Barclays USD Capital

Nuveen Investments

Portfolio Managers' Comments (continued)

Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for its relatively shorter duration profile.

During the reporting period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPC Blended Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade preferred/hybrid securities to underperform higher rated counterparts in an environment when credit spreads generically widen, and vice versa during periods when credit spreads shrink. Therefore, with credit spreads generally widening during reporting period, the Fund's overweight to lower investment grade and below investment grade securities was slightly detrimental to relative performance versus the JPC Blended Index. Indeed, while the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-Index posted a strong absolute 5.0% return for the six-month measurement period, it modestly trailed the Lower Tier 2 A-rated or better return of 6.1%.

The Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market and corresponding underweight to the REIT, industrial and utility subsectors. This positioning was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance subsector. The insurance subsector is generally over-capitalized and not in need of additional capital. As one might expect then, we observed little new issue flow out of the insurance sector. This relative supply/demand advantage, coupled with continuing improvement in fundamentals, allowed the insurance subsector to outperform competing subsectors. Indeed, the Barclays USD Capital Securities USD Insurance subsector posted a six month return of 5.8%, well above the Barclays USD Capital Securities Non-Financial subsector return of 1.2% for the same period.

NWQ

For the portion of the Fund managed by NWQ, we seek to achieve high income and a measure of capital appreciation. While the Fund's investments are primarily preferred securities, a portion of the Fund allows the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to deter- mine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection.

A sharp decline in oil prices had a material impact on the capital markets, particularly during the end of the reporting period. Credit spreads widened, interest rates declined, energy stocks plummeted and volatility spiked. Crude oil prices began to fall in late June, as forecasts for global demand weakened and the outlook for global supply remained robust. The Organization of the Petroleum Exporting Countries' (OPEC) decision at its November meeting to leave its production quota unchanged fueled a downward spiral in oil prices. West Texas Intermediate crude oil (WTI) ended the reporting period at $47.79/barrel, while Brent crude oil ended the reporting period at $47.52/barrel.

The drop in interest rates during the fourth quarter was global in scope as government bonds rallied and yield curves flattened around the world. A variety of factors led to the decline, including European economic woes, expectations for quantitative easing in Europe, slowing economic growth in the emerging markets, and global deflation fears. In the U.S., the decline in energy prices and falling European interest rates contributed to the decline of both intermediate- and long-term Treasury rates. The drop in long-term interest rates dramatically flattened the Treasury yield curve. At its December meeting, the Federal Reserve (Fed) maintained its target fed funds rate at 0.25%, but noted that it would be patient in normalizing monetary policy. The Fed appears to be balancing improving U.S. economic fundamentals with deflation concerns and slowing worldwide economic growth. In response, investors adjusted their expectations for the timing of the first interest rate increase to mid-2015.

Nuveen Investments

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index returned 5.4% for the reporting period. Preferred prices benefited from the market's demand for long duration and yield. REIT preferreds also outperformed bank preferreds. Falling interest rates are typically more supportive of REITs than banks because as rates decline, the above average yield generated by REITs becomes more attractive to investors. The $25 par preferred market outperformed the $1,000 par preferred, due in large part to many high yield funds selling their holdings of $1,000 par bank and insurance preferreds especially during the fourth quarter to raise cash and reduce risk. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise.

Our underweight in the banking sector and overweight in the real estate sector positively contributed to performance, while our industrials and financial sector holdings detracted from performance.

Several of our REIT holdings performed well during the reporting period, including Senior Housing Properties Trust and DDR Corporation preferred stock. Senior Housing Properties Trust owns independent living and assisted living communities, continuing care retirement communities, nursing homes, wellness centers and medical offices, clinic and biotech laboratory buildings located throughout the United States. DDR owns and manages 415 retail properties, representing 118 million square feet in the continental U.S. and Puerto Rico. REIT securities performed well during the reporting period amid easing long-term interest rates, advancing U.S. equity markets, and a steady U.S. economic rebound, all against the backdrop of a number of simmering global economic and political risks.

Also contributing to performance was KKR Financial Holdings LLC preferred stock. KKR is a leading global investment firm that manages investments across multiple asset classes including private equity, energy, infrastructure, real estate, capital markets, credit strategies and hedge funds. The company reported a lower-than-expected percent year-on-year drop in third-quarter profit, as its holdings appreciated more than many analysts foresaw and it generated more cash by exiting its investments.

Continued weakness in oil prices was a primary detractor to the Fund's performance. Since the Fund's industrial holdings are predominately energy related, performance of those holdings lagged, including McDermott International Inc. second lien notes, Key Energy Services Inc. and BreitBurn Energy Partners bonds. Energy-related securities performed poorly recently as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar.

In response to the plunge in crude prices, as well as rising volatility in the energy space, we made substantial changes to the portfolio in an effort to dampen volatility and improve the quality of portfolio holdings while also adding yield. We accomplished this by selling preferred securities and buying senior debt. We believe the debt issues the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends will be slashed well before the debt is threatened.

During the reporting period, the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance.

Nuveen Preferred and Income Term Fund (JPI)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2015. For the six-month reporting period ended January 31, 2015, the Fund's shares at net asset value (NAV) underperformed both the JPI Blended Benchmark Index and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

The Fund seeks to achieve its investment objective of providing a high level of current income and total return by investing in preferred securities and other income producing securities. The Fund's portfolio is actively managed seeking to capitalize on strong and continuously improving credit fundamentals across our issuer base, coupled with historically

Nuveen Investments

Portfolio Managers' Comments (continued)

wide credit spreads (the difference between current yields on preferred securities and U.S. Treasury Bonds and other fixed income benchmarks) for the preferred security asset class. The Fund's strategy focuses opportunistically on highly regulated industries, like utilities, banks and insurance companies, with a current emphasis broadly on financial services companies.

We employed a credit-based investment approach, using a top-down process to position the portfolio in a manner that reflects the investment team's overall macro-economic outlook, while also incorporating a bottom-up approach that focuses on fundamental credit research, security structures and option adjusted spread (OAS) analysis. We start by identifying the investable universe of $1,000 par and $25 par preferred securities. In an effort to capitalize on the inefficiencies between the different structure of the preferred securities market, we tactically and strategically shift capital between the $25 par exchange listed market and the $1,000 par over-the-counter market. Periods of volatility may drive notably different valuations between these two markets. This dynamic is often related to periodic differences in how retail and institutional markets perceive and price risk. Technical factors such as new issue supply may also influence the relative valuations between $25 par exchange listed structures and $1,000 par over-the-counter structures.

We will continue to monitor developments across the domestic and international financial markets, but we do not anticipate materially changing the Fund's relative positioning or strategy in the near future. We feel that valuations on the $25 par retail side of the market have run slightly rich versus the $1,000 par institutional side of the market. We will likely maintain an overweight to $1,000 par securities as a result of this relative value opportunity, and because of our desire to position defensively against rising interest rates as discussed later in this report. Indeed, we have been concerned about the potential impact of rising rates on preferred security valuations for several quarters now. As a result, we favor fixed-to-floating rate coupon structures which, all else equal, have less interest rate sensitivity and meaningfully less duration extension risk versus traditional fixed-for-life coupon structures. Fixed-to-floating rate securities are more common on the $1,000 par side of the market, and thus another reason for our recent, and foreseeable, overweight to $1,000 par securities relative to the JPI Blended Benchmark Index.

The population of "new generation" preferred securities, such as contingent capital securities (otherwise known as CoCos, Alternative Tier 1 (AT1) and enhanced capital notes), have indeed become a meaningful presence within the preferred/hybrid security marketplace. As a reminder, newly adopted international bank capital standards outlined in Basel III require new Tier 1-qualifying securities to contain explicit loss-absorbing features upon the breach of certain predetermined capital thresholds. Some of these features include equity conversion, permanent write-down of principal and temporary write-down of principal with the possibility of future write-up when/if the issuer is able to replenish capital levels back above the Tier 1 threshold trigger. We have allocated modestly to this new universe of securities, focusing on those issuers that have, in our opinion, meaningful capital cushions above the mentioned capital thresholds and those issuers that have, or have nearly, issued their regulatory maximum amount of AT1 securities, which is typically 1.5% of the issuer's risk-weighted assets.

With respect to the Fund's allocation to lower investment grade and below investment grade securities, we continue to believe that these segments will, over the long term, provide a more compelling risk-adjusted return profile than higher rated preferred/hybrid securities. Lower rated securities are often overlooked by retail and institutional investors, and especially by investors with investment grade-only mandates. Below investment grade securities typically are not index eligible, limiting the potential investor base and frequently creating opportunities for the Fund within this particular segment of the asset class. While lower rated preferred securities may exhibit periods of higher price volatility, we believe the return potential is disproportionately higher due to inefficiencies inherent in the segment. In addition, this lower rated segment of the asset class tends to exhibit lower interest rate sensitivity than higher rated security structures. As a result, this allocation also helps express our defensive interest rate positioning in the portfolio. Again, please note that preferred/hybrid securities are typically rated several notches below an issuer's senior unsecured debt rating.

Nuveen Investments

Consequently, in most instances, a BB-rated preferred/hybrid security has been issued by an entity with an investment grade senior unsecured credit rating of BBB or higher.

During the reporting period, S&P adjusted its methodology for rating preferred/hybrid securities, effectively removing any remaining implicit government support at the preferred security level of the capital structure. The result from this action were lower ratings for roughly 1,300 preferred/hybrid structures, with most of the ratings moving lower by just one notch. S&P had telegraphed this broad downgrade well in advance of actually implementing the new methodology. As a result, we saw little, if any, meaningful price action on the heels of the move lower in ratings. S&P's methodology is now more in-line with both Moody's and Fitch.

As with any fixed income asset class, preferred securities are not immune from the impact of rising interest rates. We seek to minimize the impact of higher rates on the market value of the portfolio by establishing a position in less interest rate sensitive structures. We also feel that rising interest rates are frequently the result of an improving macro-economic landscape, and one where the current domestic economic recovery has likely gained meaningful traction. In this type of environment risk premiums should shrink, reflecting the lower risk profile of the overall market and as a result credit spreads should also narrow. We believe therefore, that credit spread compression in the preferred security asset class should help mitigate the impact of rising interest rates.

In the portion of the Fund managed by NAM, several variables contributed to the relative underperformance including an overweight to fixed-to-floating rate coupon structures, an overweight to the $1000 par side of the market, an overweight to more subordinate Tier 1 structures versus more senior Tier 2 structures and an overweight to lower investment grade and below investment grade securities. Modestly offsetting these factors was a relative overweight to the insurance subsector and corresponding underweights to the real estate investment trust (REIT), industrial and utility sectors.

With the $1000 par dominated Barclays USD Capital Securities Index posting a 5.0% return during the period and the $25 par dominated BofA/Merrill Lynch U.S. Preferred Securities Fixed Rate Index posting a 5.4% return, the Fund's meaningful overweight to $1000 par structures detracted modestly from our relative performance. Our overweight in the $1000 par side of the market was heavily concentrated in fixed-to-floating rate coupon structures, which, all else being equal, have lower interest rate sensitivity and lower duration extension risk compared to preferred/hybrid securities with standard fixed rate coupons. We feel that during the reporting period, investors became increasing complacent regarding interest rate risk. Couple that with a continued low interest rate environment and a steep yield curve, investor demand for longer duration traditional fixed rate coupon structures during the period exceeded that for fixed-to-floating rate securities.

During the reporting period, relatively subordinate Tier 1 structures underperformed more senior lower Tier 2 structures. The Tier 1 sub-index of the Barclays USD Capital Securities Index posted a return of 2.8%, which was significantly below the 5.5% return posted by the Lower Tier 2 sub-index. Historically, credit spreads for more subordinate structures, such as Tier 1 securities, tend to move at a greater magnitude than their more senior counterparts. Therefore, in a period when preferred security credit spreads generally widen, as they did during the reporting period, we would expect credit spreads for Tier 1 structures to increase at a greater rate compared to Lower Tier 2 structures. Indeed, the option adjusted spread (OAS) for the Barclays USD Capital Securities Tier 1 Index widened during the reporting period by approximately 40 basis points, while the Barclays USD Capital Securities Lower Tier 2 Index OAS widened by only 25 basis points. However, it is likely that the lower duration profile of the Tier 1 sub-index versus the Lower Tier 2 sub-index also contributed to the relative underperformance. As of January 31, 2015, the 6.0 year duration of the Barclays USD Capital Securities Tier 1 Index was approximately 1.4 years shorter than the 7.4 year duration of the Barclays USD Capital Securities Lower Tier 2 Index. The relatively higher proportion of fixed-to-floating rate securities in the Tier 1 sub-index is primarily responsible for its relatively shorter duration profile.

During the reporting period, the Fund maintained an overweight to lower investment grade and below investment grade securities relative to the JPI Blended Benchmark Index. Similar to the relative behavior between Tier 1 and Tier 2 structures under different market conditions, we generally expect lower investment and below investment grade

Nuveen Investments

Portfolio Managers' Comments (continued)

preferred/hybrid securities to underperform higher rated counterparts in an environment when credit spreads generically widen, and vice versa during periods when credit spreads shrink. Therefore, with credit spreads generally widening during the reporting period, the Fund's overweight to lower investment grade and below investment grade securities was slightly detrimental to relative performance versus the JPI Blended Index. Indeed, while the Barclays USD Capital Securities Lower Tier 2 BBB-rated sub-Index posted a strong absolute 5.0% return for the six month measurement period, it modestly trailed the Lower Tier 2 A-rated or better return of 6.1%.

The Fund again had a meaningful overweight to the insurance subsector of the preferred/hybrid market and corresponding underweight to the REIT, industrial and utility subsectors. This positioning was intended to capitalize on what has been, and is expected to be, light or negligible new issue flow out of the insurance sector. In general, the insurance sector is generally over-capitalized and not in need of additional capital. As one might expect then, we observed little new issue flow out of the insurance sector. This relative supply/demand advantage, coupled with continuing improvement in fundamentals, allowed the insurance subsector to outperform competing subsectors. Indeed, the Barclays USD Capital Securities Insurance subsector posted a return of 5.8%, well above the Barclays USD Capital Securities Non-Financial subsector return of 1.2% for the same period.

Nuveen Flexible Investment Income Fund (JPW)

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the six-month, one-year and since inception periods ended January 31, 2015. For the six-month reporting period ended January 31, 2015, the Fund's total return on common share net asset value (NAV) underperformed the Barclays U.S. Aggregate Index and the BofA/Merrill Lynch Preferred Securities Fixed Rate Index. Previously, the Fund used the BofA/Merrill Lynch Preferred Securities Fixed Rate Index as its primary benchmark. Going forward, the Barclays U.S. Aggregate Bond Index will be the Fund's primary benchmark because it better reflects how the Fund is being managed. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index will be a secondary benchmark for the Fund.

JPW invests at least 80% of its managed assets in income producing preferred, debt and equity securities issued by companies located anywhere in the world. Up to 50% of its managed assets may be in securities issued by non-U.S. companies, though all (100%) Fund assets will be in U.S. dollar-denominated securities. Up to 40% of its managed assets may consist of equity securities, not including preferred securities. Up to 75% of investments in debt and preferred securities that are of a type customarily rated by a credit rating agency, may be rated below investment grade, or if unrated, will be judged to be of comparable quality by NWQ. The Fund will invest at least 25% in securities issued by financial services companies.

The Fund's investment objectives are to provide high current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objectives by investing in undervalued securities with attractive investment characteristics. The Fund's portfolio is actively managed by NWQ and has the flexibility to invest across the capital structure in any type of debt, preferred or equity securities offered by a particular company. The portfolio management team then evaluates all available investment choices within a selected company's capital structure to determine the portfolio investment that may offer the most favorable risk-adjusted return potential. The Fund's portfolio is constructed with an emphasis on maintaining a sustainable level of income and an overall analysis for downside protection.

A sharp decline in oil prices had a material impact on the capital markets, particularly during the end of the reporting period. Credit spreads widened, interest rates declined, energy stocks plummeted and volatility spiked. Crude oil prices began to fall in late June, as forecasts for global demand weakened and the outlook for global supply remained robust. The Organization of the Petroleum Exporting Countries (OPECs) decision at its November meeting to leave its production quota unchanged fueled a downward spiral in oil prices. West Texas Intermediate crude oil (WTI) ended the reporting period at $47.79/barrel, while Brent crude oil ended the reporting period at $47.52/barrel.

Nuveen Investments

The drop in interest rates during the fourth quarter was global in scope as government bonds rallied and yield curves flattened around the world. A variety of factors led to the decline, including European economic woes, expectations for quantitative easing in Europe, slowing economic growth in the emerging markets, and global deflation fears. In the U.S., the decline in energy prices and falling European interest rates contributed to the decline of both intermediate- and long-term Treasury rates. The drop in long-term interest rates dramatically flattened the Treasury yield curve. At its December meeting, the Federal Reserve (Fed) maintained its target fed funds rate at 0.25%, but noted that it would be patient in normalizing monetary policy. The Fed appears to be balancing improving U.S. economic fundamentals with deflation concerns and slowing worldwide economic growth. In response, investors adjusted their expectations for the timing of the first interest rate increase to mid-2015.

Despite heightened market volatility, preferred securities performed exceptionally well. The BofA/Merrill Lynch Preferred Securities Fixed Rate Index returned 5.4% for the reporting period. Preferred prices benefited from the market's demand for long duration and yield. Real estate investment trust (REIT) preferreds also outperformed bank preferreds. Falling interest rates are typically more supportive of REITs than banks because as rates decline, the above average yield generated by REITs becomes more attractive to investors. The $25 par preferred market outperformed the $1,000 par preferred, due in large part to many high yield funds selling their holdings of $1,000 par bank and insurance preferreds especially during the fourth quarter to raise cash and reduce risk. We remain an active participant in both the $25 and $1,000 par preferred markets and intend to take advantage of any dislocations when opportunities arise.

Our underweight in the banking sector and overweight in the real estate sector positively contributed to performance, but could not offset our industrials and financial sector holdings which contributed to our underperformance versus BofA/Merrill Lynch Preferred Securities Fixed Rate Index.

Several positions contributed to performance including Northstar Realty Finance Corporation preferred and common stock. The company makes investments in real estate debt, real estate securities, and net lease properties. We view the company as a well-diversified commercial mortgage REIT with an in-house loan origination and asset management operation uniquely positioned to grow as the securitization markets thaw and commercial loan demand rises. Its proprietary origination enhances return on capital as assets are self-created and not purchased in the secondary market. In addition, it allows for substantial flexibility.

Also contributing to performance was Ladenburg Thalmann Financial Services Inc. preferred stock. Ladenburg Thalmann is a diversified financial services company operating as both an independent brokerage and advisor and as an investment banking and capital markets company. The company's third quarter revenue growth came in higher than the industry average of 1.1%. The company's earnings per share also improved, which positively impacted performance.

Lastly, Stonemor Partners LP common stock positively contributed to performance. The company owns and operates cemeteries and funeral homes in the U.S. They reported strong third quarter results in addition to increasing their distribution for the third quarter, which marked the second increase in 2014.

Continued weakness in oil prices was the primary detractor from the Fund's performance. Since the Fund's industrial holdings are predominately energy related, performance of those holdings lagged, including McDermott second lien notes, as well as Key Energy and Linn Co. LLC common stocks. Energy-related securities performed poorly as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar.

In response to the crude prices, as well as rising volatility in the energy space we made substantial changes to the Fund's portfolio in an effort to dampen volatility and improve the quality of portfolio holdings while also adding yield. We accomplished this by selling preferred securities and buying senior debt. We believe the debt issues the Fund holds have a more than sufficient equity and/or dividend cushion and that dividends will be slashed well before the debt is threatened.

During the reporting period, the Fund also wrote covered call options on common stocks to hedge equity exposure. These options had a negligible impact on performance.

Nuveen Investments

Fund

Leverage

IMPACT OF THE FUNDS' LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Funds relative to their benchmarks was the Funds' use of leverage through the use of bank borrowings. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a Fund decline, the negative impact of these valuation changes on common share NAV and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a Fund generally are rising. The Funds' use of leverage had a positive impact on performance during this reporting period.

JPC and JPI continued to use swap contracts to partially fix the interest cost of leverage, which as mentioned previously, is through the use of bank borrowings. During this reporting period, these swap contracts detracted modestly from overall Fund performance.

As of January 31, 2015, the Funds' percentages of leverage are shown in the accompanying table.

	JPC	JPI	JPW
Effective Leverage*	28.49%	28.34%	30.33%
Regulatory Leverage*	28.49%	28.34%	30.33%

*  Effective leverage is the Fund's effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund's portfolio that increase the Fund's investment exposure. Regulatory leverage consists of preferred shares issued or borrowings of the Fund. Both of these are part of the Fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUNDS' REGULATORY LEVERAGE

Bank Borrowings

The Funds employ regulatory leverage through the use of bank borrowings. As of January 31, 2015, the Funds' outstanding bank borrowings are as shown in the accompanying table.

	JPC	JPI	JPW
Bank Borrowings	$404,100,000	$225,000,000	$30,000,000

Refer to Notes to Financial Statements, Note 8 – Borrowing Arrangements for further details.

Nuveen Investments

Common Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Funds' distributions is current as of January 31, 2015. Each Fund's distribution levels may vary over time based on each Fund's investment activities and portfolio investment value changes.

During the current reporting period, each Fund's distributions to common shareholders were as shown in the accompanying table.

	Per Common Share Amounts
Ex-Dividend Date	JPC	JPI	JPW
August 2014	$0.0633	$0.1580	$0.1260
September	0.0633	0.1580	0.1260
October	0.0633	0.1580	0.1260
November	0.0633	0.1580	0.1260
December	0.0633	0.1580	0.1260
January 2015	0.0633	0.1595	0.1260
Ordinary Income Distribution*	$—	$0.0264	$—
Long-Term Capital Gain*	—	—	0.0731
Short-Term Capital Gain*	—	—	0.3749
Current Distribution Rate**	7.98%	8.19%	8.91%

*  Distribution paid in December 2014.

**  Current distribution rate is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a return of capital for tax purposes.

Each Fund in this report seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit each Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if a Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of January 31, 2015, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. JPC and JPI had positive UNII balances, while JPW had a negative UNII balance for financial reporting purposes.

All monthly dividends paid by each Fund during the six months ended January 31, 2015, were paid from net investment income. If a portion of the Fund's monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of each Fund's dividends for the reporting period are presented in this report's Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for each Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments

Common Share Information (continued)

JPW'S DISTRIBUTION POLICY

As noted previously, JPW's regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. JPW has adopted a cash-flow based distribution policy permitting it to source its regular monthly distributions from not only net investment income, but also from realized capital gains and/or return of capital. If a cash-flow based distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the Fund's net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund's distribution rate over shorter time periods. Over a specific timeframe, the difference between actual net cash flows and total Fund distributions will be reflected in an increasing (net cash flows exceed distributions) or a decreasing (distributions exceed net cash flows) Fund net asset value. If the Fund changes to a cash-flow based distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, for any distribution payment that is sourced from something other than net investment income, there will be a notice issued quantifying the sources of such distribution.

COMMON SHARE REPURCHASES

During August 2014, the Funds' Board of Trustees reauthorized an open-market share repurchase program, allowing each Fund to repurchase an aggregate of up to approximately 10% of its outstanding shares.

As of January 31, 2015, and since the inception of the Funds' repurchase programs, the Funds have cumulatively repurchased and retired their common shares as shown in the accompanying table.

	JPC	JPI	JPW
Common Shares Cumulatively Repurchased and Retired	2,826,100	0	0
Common Shares Authorized for Repurchase	9,695,000	2,275,000	370,000

During the current reporting period, the Funds repurchased and retired common shares at a weighted average price per share and a weighted average discount per common share as shown in the accompanying table.

	JPC	JPI	JPW
Common Shares Repurchased and Retired	88,813	0	0
Weighted Average Price Per Common Share Repurchased and Retired	$9.27	$0	$0
Weighted Average Discount Per Common Share Repurchased and Retired	12.73%	0%	0%

OTHER COMMON SHARE INFORMATION

As of January 31, 2015, and during the current reporting period, the Funds' common share prices were trading at a premium/(discount) to their common share NAVs as shown in the accompanying table.

	JPC	JPI	JPW
Common Share NAV	$10.47	$25.01	$18.60
Common Share Pirce	$9.52	$23.37	$16.97
Premium/(Discount) to NAV	(9.07)%	(6.56)%	(8.76)%
6-Month Average Premium/(Discount) to NAV	(11.30)%	(8.59)%	(10.23)%

Nuveen Investments

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Shares of closed-end funds are subject to investment risks, including the possible loss of principal invested. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment, Market and Price Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the corporate securities owned by the Funds, which generally trade in the over-the-counter markets. Shares of closed-end investment companies like the Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. A Fund's use of leverage creates the possibility of higher volatility for a Fund's per share NAV, market price and distributions. Leverage risk can be introduced through regulatory leverage (issuing preferred shares or debt borrowings at the Fund level) or through certain derivative investments held in a Fund's portfolio. Leverage typically magnifies the total return of a Fund's portfolio, whether that return is positive or negative. The use of leverage creates an opportunity for increased common share net income, but there is no assurance that a Fund's leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Common Stock Risk. Common stock returns often have experienced significant volatility.

Issuer Credit Risk. This is the risk that a security in a Fund's portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund's portfolio may be reinvested at rates below that of the original investment that generated the income.

Preferred Stock Risk. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure, and therefore are subject to greater credit risk.

Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible fixed-income securities of similar credit quality.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities.

Non-U.S. Securities Risk. Investments in non-U.S securities involve special risks not typically associated with domestic investments including currency risk and adverse political, social and economic developments. These risks often are magnified in emerging markets.

Below-Investment Grade Securities Risk: Investments in securities below investment grade quality are predominantly speculative and subject to greater volatility and risk of default.

Nuveen Investments

Risk Considerations (continued)

Derivatives Strategy Risk: Derivative securities, such as calls, puts, warrants, swaps and forwards, carry risks different from, and possibly greater than, the risks associated with the underlying investments.

Financial Sector Risk: Because the Funds invest a substantial portion of their assets (at least 25%) in securities issued by financial services companies, concentration in this sector may present more risks than if the Funds were more diversely invested in numerous sectors of the economy.

Unrated Investment Risk: In determining whether an unrated security is an appropriate investment for the Fund, the portfolio manager will consider information from industry sources, as well as its own quantitative and qualitative analysis, in making such a determination. However such a determination by the portfolio manager is not the equivalent of a rating by a rating agency.

Counterparty Risk: To the extent that a Fund's derivative investments are purchased or sold in over-the-counter transactions, the Fund will be exposed to the risk that counterparties to these transactions will be unable to meet their obligations.

Interest Rate Swaps Risk: The risk that yields will move in the direction opposite to the direction anticipated by a Fund, which would cause a Fund to make payments to its counterparty in the transaction that could adversely affect the Fund's performance.

Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	5-Year	10-Year
JPC at Common Share NAV	1.71%	11.93%	12.59%	4.77%
JPC at Common Share Price	6.12%	14.73%	14.50%	5.32%
JPC Blended Index (Comparative Benchmark)	(0.22)%	6.40%	9.26%	5.94%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	5.41%	14.05%	8.60%	2.84%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	6.0%
Exchange-Traded Funds	2.0%
$25 Par (or similar) Retail Preferred	67.6%
Corporate Bonds	5.9%
$1,000 Par (or similar) Institutional Preferred	56.3%
Long-Term Investments	137.8%
Short-Term Investments	2.4%
Other Assets Less Liabilities	(0.3)%
Net Assets Plus Borrowings	139.9%
Borrowings	(39.9)%
Net Assets	100%

Portfolio Composition

(% of total investments)1

Banks	26.6%
Insurance	22.2%
Real Estate Investment Trust	13.3%
Capital Markets	9.2%
Diversified Financial Services	8.1%
Other	18.9%
Short-Term Investments	1.7%
Total	100%

Country Allocation

(% of total investments)1

United States	79.3%
United Kingdom	6.1%
Netherlands	3.8%
Spain	2.5%
France	2.3%
Other	6.0%
Total	100%

Top Five Issuers

(% of total long-term investments)

General Electric Capital Corporation	2.8%
Bank of America Corporation	2.8%
JPMorgan Chase & Company	2.8%
Citigroup Inc.	2.5%
Wells Fargo & Company	2.5%

Credit Quality

(% of total long-term fixed-income investments)

A	4.7%
BBB	43.8%
BB or Lower	31.9%
N/R (not rated)	19.6%
Total	100%

1  Excluding investments in derivatives.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JPI at Common Share NAV	1.89%	10.91%	10.92%
JPI at Common Share Price	5.48%	12.63%	6.58%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	5.41%	14.05%	6.24%
JPI Blended Benchmark Index	5.27%	12.92%	7.11%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

$25 Par (or similar) Retail Preferred	50.0%
Corporate Bonds	3.8%
$1,000 Par (or similar) Institutional Preferred	84.9%
Long-Term Investments	138.7%
Short-Term Investments	0.8%
Other Assets Less Liabilities	(0.0)%
Net Assets Plus Borrowings	139.5%
Borrowings	(39.5)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Banks	34.2%
Insurance	31.1%
Diversified Financial Services	10.7%
U.S. Agency	9.0%
Capital Markets	7.4%
Other	7.0%
Short-Term Investments	0.6%
Total	100%

Country Allocation

(% of total investments)2

United States	67.0%
United Kingdom	10.6%
Netherlands	6.9%
France	4.5%
Spain	3.4%
Other	7.6%
Total	100%

Top Five Issuers

(% of total long-term investments)

Wells Fargo & Company	4.3%
Symetra Financial Corporation	3.7%
Rabobank Nederland	3.6%
Assured Guaranty Corporation	3.5%
Bank of America Corporation	3.5%

Credit Quality

(% of total long-term investments)

A	5.6%
BBB	50.3%
BB or Lower	40.3%
N/R (not rated)	3.8%
Total	100%

1  Since inception returns are from 7/26/12.

2  Excluding investments in derivatives.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Performance Overview and Holding Summaries as of January 31, 2015

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Average Annual Total Returns as of January 31, 2015

	Cumulative	Average Annual
	6-Month	1-Year	Since Inception[1]
JPW at Common Share NAV	(0.78)%	10.74%	7.46%
JPW at Common Share Price	(0.42)%	14.51%	(0.40)%
BofA/Merrill Lynch Preferred Securities Fixed Rate Index	5.41%	14.05%	9.59%

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses and assume reinvestment of distributions. Comparative index return information is provided for the Fund's shares at NAV only. Indexes are not available for direct investment.

Common Share Price Performance — Weekly Closing Price

Nuveen Investments

This data relates to the securities held in the Fund's portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor's Group, Moody's Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Common Stocks	27.3%
Exchange-Traded Funds	3.7%
$25 Par (or similar) Retail Preferred	75.8%
Corporate Bonds	20.6%
$1,000 Par (or similar) Institutional Preferred	12.9%
Long-Term Investments	140.3%
Short-Term Investments	4.6%
Other Assets Less Liabilities	(1.3)%
Net Assets Plus Borrowings	143.6%
Borrowings	(43.6)%
Net Assets	100%

Portfolio Composition

(% of total investments)2

Real Estate Investment Trust	25.4%
Capital Markets	13.8%
Banks	9.2%
Insurance	7.6%
Oil, Gas & Consumable Fuels	6.7%
Diversified Financial Services	4.3%
Marine	2.9%
Exchange-Traded Funds	2.5%
Consumer Finance	2.4%
Real Estate Management & Development	2.1%
Other	19.9%
Short-Term Investments	3.2%
Total	100%

Credit Quality

(% of total long-term fixed-income
investments)

BBB	21.1%
BB or Lower	31.8%
N/R (not rated)	47.1%
Total	100%

Top Five Issuers

(% of total long-term investments)

Northstar Realty Finance Corporation	2.3%
iShares U.S. Preferred Stock ETF	2.1%
Hercules Technology Growth Capital, Inc.	1.9%
CHS Inc.	1.7%
Rait Financial Trust	1.3%

1  Since inception returns are from 6/25/13.

2  Excluding investments in derivatives.

Nuveen Investments

Shareholder

Meeting Report

A special meeting of shareholders was held in the offices of Nuveen Investments on August 5, 2014 for JPC, JPI and JPW; at this meeting the shareholders were asked to vote to approve a new investment management agreement, to approve new sub-advisory agreements and to elect Board Members. The meeting was subsequently adjourned to August 15, 2014 for JPI and JPW and again to September 19, 2014 for JPW.

	JPC	JPI	JPW
	Common Shares	Common Shares	Common Shares
To approve a new investment management agreement
For	42,673,652	9,626,038	1,467,026
Against	2,624,286	323,958	64,489
Abstain	1,429,367	375,572	72,042
Broker Non-Votes	12,810,021	3,822,791	500,540
Total	59,537,326	14,148,359	2,104,097
To approve a new sub-advisory agreement between Nuveen Fund Advisors and Nuveen Asset Management, LLC.
For	42,468,393	9,589,499	—
Against	2,693,156	343,254	—
Abstain	1,565,756	392,815	—
Broker Non-Votes	12,810,021	3,822,791	—
Total	59,537,326	14,148,359	—
To approve a new sub-advisory agreement between Nuveen Fund Advisors and NWQ Investment Management Company, LLC.
For	42,456,317	—	1,453,796
Against	2,704,830	—	75,463
Abstain	1,566,158	—	74,298
Broker Non-Votes	12,810,021	—	500,540
Total	59,537,326	—	2,104,097
Approval of the Board Members was reached as follows:
William Adams IV
For	—	13,615,476	—
Withhold	—	517,135	—
Total	—	14,132,611	—
John K. Nelson
For	—	13,617,400	—
Withhold	—	515,211	—
Total	—	14,132,611	—
Thomas S. Schreier, Jr.
For	57,105,274	13,613,440	1,805,947
Withhold	2,432,052	519,171	205,722
Total	59,537,326	14,132,611	2,011,669

Nuveen Investments

JPC

Nuveen Preferred Income Opportunities Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 137.8% (98.3% of Total Investments)
	COMMON STOCKS – 6.0% (4.3% of Total Investments)
	Automobiles – 0.3%
223,400	Ford Motor Company, (2)	$3,286,214
	Capital Markets – 1.7%
220,435	Ares Capital Corporation	3,670,243
124,898	Arlington Asset Investment Corporation, Class A, (2)	3,313,544
180,350	Hercules Technology Growth Capital, Inc.	2,708,857
233,549	PennantPark Floating Rate Capital Inc.	3,110,873
198,877	TPG Specialty Lending, Inc.	3,476,370
35,459	TriplePoint Venture Growth Business Development Company Corporation, Class B	491,462
	Total Capital Markets	16,771,349
	Computers & Peripherals – 0.3%
58,000	Seagate Technology, (2)	3,273,520
	Food & Staples Retailing – 0.2%
19,800	CVS Caremark Corporation	1,943,568
	Insurance – 0.3%
105,800	Unum Group	3,286,148
	Machinery – 0.5%
39,500	Caterpillar Inc.	3,158,815
136,205	Wabash National Corporation, (3)	1,698,476
	Total Machinery	4,857,291
	Oil, Gas & Consumable Fuels – 0.4%
50,100	Phillips 66	3,523,032
	Pharmaceuticals – 0.6%
74,700	GlaxoSmithKline PLC	3,286,800
103,000	Pfizer Inc., (2)	3,218,750
	Total Pharmaceuticals	6,505,550
	Real Estate Investment Trust – 1.2%
229,619	Hannon Armstrong Sustainable Infrastructure Capital Inc.	3,145,780
269,562	New Residential Investment	3,436,916
194,575	Northstar Realty Finance Corporation	3,679,413
94,800	Paramount Group Inc.	1,834,380
	Total Real Estate Investment Trust	12,096,489
	Software – 0.5%
35,700	Microsoft Corporation	1,442,280
77,200	Oracle Corporation	3,233,908
	Total Software	4,676,188
	Total Common Stocks (cost $60,344,236)	60,219,349
Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 2.0% (1.4% of Total Investments)
37,700	iShares iBoxx $ High Yield Corporate Bond ETF	$3,401,671
420,025	iShares U.S. Preferred Stock ETF	16,784,199
	Total Exchange-Traded Funds (cost $19,926,514)	20,185,870

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 67.6% (48.2% of Total Investments)
	Banks – 11.2%
4,800	Boston Private Financial Holdings Inc.	6.950%	N/R	$122,112
159,401	Citigroup Inc.	8.125%	BB+	4,526,988
522,567	Citigroup Inc.	7.125%	BB+	14,161,566
261,700	Citigroup Inc.	6.875%	BB+	7,034,496
200,575	City National Corporation	6.750%	Baa3	5,732,434
288,251	Countrywide Capital Trust III	7.000%	Ba1	7,382,108
64,500	Cowen Group, Inc.	8.250%	N/R	1,678,290
152,203	Fifth Third Bancorp.	6.625%	BB+	4,196,237
117,760	First Naigara Finance Group	8.625%	BB	3,240,755
116,135	First Republic Bank of San Francisco	6.200%	BBB–	2,980,024
123,900	FNB Corporation	7.250%	Ba3	3,351,495
138,932	HSBC Holdings PLC	8.000%	BBB+	3,731,714
46,421	PNC Financial Services	6.125%	BBB–	1,296,539
250,600	Private Bancorp Incorporated	7.125%	N/R	6,665,960
79,430	Regions Financial Corporation	6.375%	BB–	2,014,345
386,625	Regions Financial Corporation	6.375%	B1	9,731,351
133,300	TCF Financial Corporation	7.500%	BB–	3,592,435
140,600	Texas Capital Bancshares Inc.	6.500%	BB–	3,462,978
3,366	Texas Capital Bancshares	6.500%	BB+	82,635
149,800	U.S. Bancorp.	6.500%	Baa1	4,431,084
216,373	Webster Financial Corporation	6.400%	Ba1	5,379,033
217,300	Wells Fargo & Company, (6)	6.625%	BBB	6,043,113
107,000	Wells Fargo REIT	6.375%	BBB+	2,794,840
211,992	Zions Bancorporation	7.900%	BB–	5,956,975
155,000	Zions Bancorporation	6.300%	BB–	4,053,250
	Total Banks			113,642,757
	Capital Markets – 8.5%
2,894	Affiliated Managers Group Inc.	6.375%	BBB	76,257
130,200	Apollo Investment Corporation	6.875%	BBB	3,350,046
112,775	Apollo Investment Corporation	6.625%	BBB	2,894,934
2,307	Arlington Asset Investment Corporation	6.625%	N/R	56,752
188,895	Capitala Finance Corporation	7.125%	N/R	4,786,599
150,400	Fifth Street Finance Corporation	6.125%	BBB–	3,766,016
2,800	Fifth Street Finance Corporation	5.875%	BBB–	70,336
60,700	Gladstone Capital Corporation	6.750%	N/R	1,556,348
56,360	Gladstone Investment Corporation	7.125%	N/R	1,463,106
21,700	Goldman Sachs Group Inc.	6.375%	BB+	571,578
179,600	Goldman Sachs Group, Inc.	5.500%	BB	4,470,244
121,700	Hercules Technology Growth Capital, Inc.	7.000%	N/R	3,121,605
106,600	Hercules Technology Growth Capital, Inc.	7.000%	N/R	2,701,244
163,458	Hercules Technology Growth Capital, Inc.	6.250%	N/R	4,112,603
23,455	JMP Group Inc.	7.250%	N/R	602,794
167,851	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	4,026,745
24,673	Medley Capital Corporation	7.125%	N/R	629,162
34,375	Medley Capital Corporation	6.125%	N/R	862,125
827,700	Morgan Stanley	7.125%	BB	23,134,215
126,700	Morgan Stanley	6.875%	BB	3,410,764
142,869	MVC Capital Incorporated	7.250%	N/R	3,633,159
261,622	Solar Capital Limited	6.750%	BBB–	6,435,901
130,000	State Street Corporation, (6)	5.900%	BBB	3,435,900
1,580	Stellus Capital Investment Corporation	6.500%	N/R	39,516
72,375	THL Credit Inc.	6.750%	N/R	1,831,088
57,353	Triangle Capital Corporation	7.000%	N/R	1,452,178
160,678	Triangle Capital Corporation	6.375%	N/R	4,058,726
	Total Capital Markets			86,549,941

Nuveen Investments

Shares	Description (1)	Coupon	Ratings (5)	Value
	Consumer Finance – 1.0%
48,000	Capital One Financial Corporation	6.700%	Ba1	$1,268,640
272,000	Discover Financial Services	6.500%	BB–	7,161,760
33,415	SLM Corporation, Series A	6.970%	B3	1,650,367
19,407	SLM Corporation	6.000%	BBB–	446,555
	Total Consumer Finance			10,527,322
	Diversified Financial Services – 5.4%
159,883	Ares Capital Corporation	7.000%	BBB	4,021,057
4,800	Ares Capital Corporation	5.875%	BBB	121,824
204,023	ING Groep N.V.	7.200%	Ba1	5,276,035
663,499	ING Groep N.V.	7.050%	Ba1	17,118,274
50,000	ING Groep N.V.	6.125%	Ba1	1,269,000
16,600	INTL FCStone Inc.	8.500%	N/R	426,288
72,891	KCAP Financial Inc.	7.375%	N/R	1,880,588
43,369	KKR Financial Holdings LLC	7.500%	A–	1,166,192
334,497	KKR Financial Holdings LLC	7.375%	BBB	8,961,175
215,917	Main Street Capital Corporation	6.125%	N/R	5,520,998
113,370	Oxford Lane Capital Corporation	8.125%	N/R	2,834,250
121,250	Oxford Lane Capital Corporation	7.500%	N/R	2,992,450
125,300	PennantPark Investment Corporation	6.250%	BBB–	3,163,825
	Total Diversified Financial Services			54,751,956
	Diversified Telecommunication Services – 0.8%
128,265	Qwest Corporation	7.000%	BBB–	3,354,130
137,015	Qwest Corporation	6.875%	BBB–	3,610,345
57,500	Verizon Communications Inc.	5.900%	A–	1,527,200
	Total Diversified Telecommunication Services			8,491,675
	Electric Utilities – 0.4%
136,900	Entergy Arkansas Inc., (7)	6.450%	BB+	3,439,613
	Food Products – 2.5%
249,300	CHS Inc.	7.875%	N/R	7,000,344
360,600	CHS Inc.	7.100%	N/R	9,429,690
362,654	CHS Inc.	6.750%	N/R	9,142,507
	Total Food Products			25,572,541
	Insurance – 10.8%
54,045	Aegon N.V.	8.000%	Baa1	1,521,907
103,752	Aegon N.V.	6.375%	Baa1	2,669,539
517,361	Arch Capital Group Limited	6.750%	BBB	14,253,294
288,248	Argo Group US Inc.	6.500%	BBB–	7,249,437
54,020	Aspen Insurance Holdings Limited	7.250%	BBB–	1,419,105
393,800	Aspen Insurance Holdings Limited	5.950%	BBB–	9,935,574
424,634	Axis Capital Holdings Limited	6.875%	BBB	11,550,045
38,000	Delphi Financial Group, Inc., (7)	7.376%	BBB–	947,625
223,900	Endurance Specialty Holdings Limited	7.500%	BBB–	5,957,979
42,470	Hanover Insurance Group	6.350%	Ba1	1,069,819
138,124	Hartford Financial Services Group Inc.	7.875%	BB+	4,211,401
484,200	Kemper Corporation	7.375%	Ba1	12,821,616
298,139	Maiden Holdings Limited	8.250%	BB	7,850,000
257,133	Maiden Holdings NA Limited	8.000%	BBB–	6,749,741
291,133	Maiden Holdings NA Limited	7.750%	BBB–	7,898,438
74,000	Montpelier Re Holdings Limited	8.875%	BBB–	1,979,500
78,425	National General Holding Company	7.500%	N/R	1,988,858
8,205	Prudential PLC	6.750%	A–	216,612
325,061	Reinsurance Group of America Inc.	6.200%	BBB	9,413,767
	Total Insurance			109,704,257

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value
	Marine – 1.2%
103,033	Costamare Inc.	8.500%	N/R	$2,691,222
61,542	Costamare Inc.	7.625%	N/R	1,488,701
6,450	International Shipholding Corporation	9.000%	N/R	648,225
110,686	Navios Maritime Holdings Inc.	8.625%	N/R	2,208,186
134,955	Seaspan Corporation	8.250%	N/R	3,465,644
60,495	Seaspan Corporation	6.375%	N/R	1,521,449
	Total Marine			12,023,427
	Multi-Utilities – 0.1%
26,579	DTE Energy Company	6.500%	Baa1	716,038
	Oil, Gas & Consumable Fuels – 1.6%
29,451	Legacy Reserves LP	8.000%	N/R	618,471
138,868	Legacy Reserves LP	8.000%	N/R	2,823,184
287,341	Nustar Logistics Limited Partnership	7.625%	Ba2	7,485,233
80,408	Scorpio Tankers Inc.	7.500%	N/R	2,010,200
63,095	Scorpio Tankers Inc.	6.750%	N/R	1,451,185
64,650	Tsakos Energy Navigation Limited	8.875%	N/R	1,629,180
630	Tsakos Energy Navigation Limited	8.000%	N/R	15,247
	Total Oil, Gas & Consumable Fuels			16,032,700
	Real Estate Investment Trust – 15.4%
199,300	AG Mortgage Investment Trust	8.000%	N/R	4,920,717
243,595	American Realty Capital Properties Inc.	6.700%	N/R	5,619,737
133,900	Annaly Capital Management	7.625%	N/R	3,395,702
84,575	Apartment Investment & Management Company	6.875%	BB–	2,338,499
149,500	Apollo Commercial Real Estate Finance	8.625%	N/R	3,922,880
249,100	Apollo Residential Mortgage Inc.	8.000%	N/R	6,180,171
15,400	Arbor Realty Trust Incorporated	8.250%	N/R	388,080
134,725	Arbor Realty Trust Incorporated	7.375%	N/R	3,376,207
75,246	Ashford Hospitality Trust Inc.	9.000%	N/R	1,994,019
67,804	Ashford Hospitality Trust Inc.	8.450%	N/R	1,743,919
62,111	Campus Crest Communities	8.000%	N/R	1,622,339
139,015	Capstead Mortgage Corporation	7.500%	N/R	3,486,496
186,579	Cedar Shopping Centers Inc., Series A	7.250%	N/R	4,888,370
208,314	Chesapeake Lodging Trust	7.750%	N/R	5,666,141
23,967	Colony Financial Inc.	8.500%	N/R	635,126
101,850	Colony Financial Inc.	7.500%	N/R	2,599,212
50,000	Coresite Realty Corporation	7.250%	N/R	1,312,500
112,229	CYS Investments Inc.	7.750%	N/R	2,718,186
37,527	CYS Investments Inc.	7.500%	N/R	883,761
270,925	DDR Corporation	6.500%	Baa3	7,247,244
180,964	Digital Realty Trust Inc.	7.375%	Baa3	4,925,840
23,180	Digital Realty Trust Inc.	7.000%	Baa3	601,985
214,845	Dupont Fabros Technology	7.875%	Ba2	5,585,970
47,185	Dynex Capital Inc.	8.500%	N/R	1,190,478
1,481	EPR Properties Inc.	6.625%	Baa3	38,462
70,782	Hospitality Properties Trust	7.125%	Baa3	1,903,328
19,850	Kite Realty Group Trust	8.250%	N/R	521,063
72,400	Penn Real Estate Investment Trust	7.375%	N/R	1,918,600
6,863	Equity Commonwealth	7.250%	Ba1	176,448
246,100	First Potomac Realty Trust	7.750%	N/R	6,460,125
172,854	Hatteras Financial Corporation	7.625%	N/R	4,191,710
30,045	Hersha Hospitality Trust	6.875%	N/R	796,193
178,285	Inland Real Estate Corporation	8.125%	N/R	4,769,124
22,200	Inland Real Estate Corporation	6.950%	N/R	577,644
128,910	Invesco Mortgage Capital Inc.	7.750%	N/R	3,220,172
111,064	Invesco Mortgage Capital Inc.	7.750%	N/R	2,736,617
185,518	MFA Financial Inc.	8.000%	N/R	4,804,916
11,619	MFA Financial Inc.	7.500%	N/R	287,919
191,837	Northstar Realty Finance Corporation	8.875%	N/R	5,060,660

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Real Estate Investment Trust (continued)
299,290	Northstar Realty Finance Corporation	8.250%		N/R	$7,667,810
200,000	Penn Real Estate Investment Trust	8.250%		N/R	5,360,000
19,350	PS Business Parks, Inc.	6.875%		Baa2	500,198
59,960	PS Business Parks, Inc.	6.450%		Baa2	1,581,745
136,853	Rait Financial Trust	7.750%		N/R	3,284,472
123,830	Rait Financial Trust	7.625%		N/R	3,015,261
81,003	Rait Financial Trust	7.125%		N/R	2,013,735
149,039	Regency Centers Corporation	6.625%		Baa3	3,877,995
150,797	Resource Capital Corporation	8.625%		N/R	3,468,331
4,809	Sabra Health Care Real Estate Investment Trust	7.125%		BB–	130,564
248,911	Senior Housing Properties Trust	5.625%		BBB–	6,222,775
2,086	Summit Hotel Properties Inc.	7.875%		N/R	58,429
1,175	Sun Communities Inc.	7.125%		N/R	30,844
3,450	UMH Properties Inc.	8.250%		N/R	90,873
149,300	Urstadt Biddle Properties	7.125%		N/R	4,029,607
	Total Real Estate Investment Trust				156,039,199
	Real Estate Management & Development – 0.3%
101,577	Kennedy-Wilson Inc.	7.750%		BB–	2,618,655
	Specialty Retail – 0.5%
183,234	TravelCenters of America LLC	8.000%		N/R	4,764,084
	Thrifts & Mortgage Finance – 0.1%
39,002	Everbank Financial Corporation	6.750%		N/R	987,531
	U.S. Agency – 7.2%
128,500	AgriBank FCB, (7)	6.875%		BBB+	13,616,991
160,975	Cobank Agricultural Credit Bank, (7)	6.250%		BBB+	16,520,059
44,200	Cobank Agricultural Credit Bank, (7)	6.200%		BBB	4,458,675
38,725	Cobank Agricultural Credit Bank, (7)	6.125%		BBB+	3,583,275
260,300	Farm Credit Bank of Texas, 144A, (7)	6.750%		Baa1	26,810,900
160,700	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,287,476
143,400	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,678,210
	Total U.S. Agency				72,955,586
	Wireless Telecommunication Services – 0.6%
40,652	Telephone and Data Systems Inc.	7.000%		BB+	1,030,528
210,184	United States Cellular Corporation	7.250%		Ba1	5,294,535
	Total Wireless Telecommunication Services				6,325,063
	Total $25 Par (or similar) Retail Preferred (cost $654,335,632)				685,142,345
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 5.9% (4.2% of Total Investments)
	Banks – 0.9%
$6,000	Bank of America Corporation	6.250%	3/05/65	BB	$6,135,660
3,540	Credit Agricole SA, 144A	6.625%	12/23/64	BB+	3,473,625
9,540	Total Banks				9,609,285
	Beverages – 0.4%
1,250	Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	1,234,375
3,450	Cott Beverages USA Inc., 144A	5.375%	7/01/22	B+	3,096,375
4,700	Total Beverages				4,330,750

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Capital Markets – 0.2%
$2,200	BGC Partners Inc., 144A	5.375%	12/09/19	BBB–	$2,157,951
	Commercial Services & Supplies – 0.1%
800	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	820,000
	Diversified Consumer Services – 0.1%
1,000	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	947,500
	Diversified Financial Services – 0.6%
2,900	Jefferies Finance LLC Corporation, 144A, (6)	7.375%	4/01/20	B1	2,726,000
81	Jefferies Finance LLC Corporation, 144A, (6)	6.875%	4/15/22	B1	73,103
2,805	Main Street Capital Corp.	4.500%	12/01/19	N/R	2,892,901
5,786	Total Diversified Financial Services				5,692,004
	Food Products – 0.1%
1,010	Land O' Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,045,350
	Independent Power & Renewable Electricity Producers – 0.3%
2,675	Abengoa Yield PLC, 144A	7.000%	11/15/19	N/R	2,715,125
	Marine – 0.7%
1,575	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	1,492,313
6,120	Teekay Offshore Partners LP	6.000%	7/30/19	N/R	5,508,000
7,695	Total Marine				7,000,313
	Oil, Gas & Consumable Fuels – 1.0%
1,400	Breitburn Energy Partners LP	7.875%	4/15/22	B–	896,000
945	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	737,100
1,700	Linn Energy LLC Finance Corporation	7.750%	2/01/21	B1	1,283,500
2,220	Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	1,992,450
2,600	Seadrill Limited, 144A	5.625%	9/15/17	N/R	2,164,500
2,175	Seadrill Limited, 144A	6.625%	9/15/20	N/R	1,718,250
2,186	Vanguard Natural Resources Finance	7.875%	4/01/20	B	1,901,820
13,226	Total Oil, Gas & Consumable Fuels				10,693,620
	Personal Products – 0.1%
1,522	Avon Products Inc.	4.600%	3/15/20	BB+	1,365,995
	Real Estate Investment Trust – 0.5%
2,755	Iron Mountain Inc.	5.750%	8/15/24	B2	2,789,438
2,265	Select Income REIT	4.500%	2/01/25	Baa2	2,274,051
5,020	Total Real Estate Investment Trust				5,063,489
	Real Estate Management & Development – 0.4%
3,225	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	3,087,938
850	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	860,030
4,075	Total Real Estate Management & Development				3,947,968
	Wireless Telecommunication Services – 0.5%
1,675	Frontier Communications Corporation	7.625%	4/15/24	BB	1,771,313
2,875	Frontier Communications Corporation	6.875%	1/15/25	BB	2,914,531
4,550	Total Wireless Telecommunication Services				4,685,844
$63,799	Total Corporate Bonds (cost $61,173,256)				60,075,194

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 56.3% (40.2% of Total Investments)
	Banks – 25.2%
13,361	Abbey National Capital Trust I	8.963%	N/A (8)	BBB–	$17,018,574
1,025	Bank of America Corporation	8.125%	N/A (8)	BB	1,101,234
6,490	Bank of America Corporation	8.000%	N/A (8)	BB	6,947,545
17,045	Bank of America Corporation	6.500%	N/A (8)	BB	17,849,302
3,575	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	4,894,718
6,430	Barclays PLC	8.250%	N/A (8)	BB+	6,702,111
1,000	Citigroup Inc.	8.400%	N/A (8)	BB+	1,141,500
8,320	Citigroup Inc.	5.800%	N/A (8)	BB+	8,338,196
3,960	Commerzbank AG, 144A	8.125%	9/19/23	BB	4,722,300
2,680	Credit Agricole SA, 144A	7.875%	N/A (8)	BB+	2,767,140
4,500	First Empire Capital Trust I	8.234%	2/01/27	Baa2	4,543,209
29,805	General Electric Capital Corporation, (2)	7.125%	N/A (8)	A+	34,685,569
4,325	General Electric Capital Corporation	6.250%	N/A (8)	A+	4,766,150
1,000	HSBC Bank PLC	0.688%	N/A (8)	A3	630,000
500	HSBC Bank PLC	0.600%	N/A (8)	A3	311,500
4,204	HSBC Capital Funding LP, 144A	10.176%	N/A (8)	BBB+	6,337,530
4,835	HSBC Holdings PLC	6.375%	N/A (8)	BBB	4,958,341
18,052	JPMorgan Chase & Company	7.900%	N/A (8)	BBB–	19,400,268
17,785	JPMorgan Chase & Company	6.750%	N/A (8)	BBB–	19,024,383
125	JPMorgan Chase & Company	6.100%	N/A (8)	BBB–	127,813
14,600	Lloyd's Banking Group PLC	7.500%	N/A (8)	BB	14,928,500
2,150	M&T Bank Corporation	6.450%	N/A (8)	BBB–	2,311,250
4,000	Nordea Bank AB, 144A	6.125%	N/A (8)	BBB	3,982,520
8,445	PNC Financial Services Inc.	6.750%	N/A (8)	BBB–	9,333,498
4,883	Royal Bank of Scotland Group PLC	7.648%	N/A (8)	BB–	5,835,185
13,906	Societe Generale, 144A	7.875%	N/A (8)	BB+	13,697,410
570	Standard Chartered PLC, 144A	7.014%	N/A (8)	Baa2	618,450
4,995	SunTrust Bank Inc., (6)	5.625%	N/A (8)	BB+	5,088,656
13,961	Wells Fargo & Company, (6)	7.980%	N/A (8)	BBB	15,322,198
10,325	Wells Fargo & Company	5.875%	N/A (8)	BBB	10,789,625
6,765	Zions Bancorporation	7.200%	N/A (8)	BB–	7,137,075
	Total Banks				255,311,750
	Capital Markets – 2.6%
16,570	Credit Suisse Group AG, 144A	7.500%	N/A (8)	BB+	17,402,377
4,765	Deutsche Bank AG	7.500%	N/A (8)	BB+	4,642,897
3,520	Goldman Sachs Group Inc.	5.700%	N/A (8)	BB+	3,606,898
175	Morgan Stanley	5.450%	N/A (8)	BB	177,858
	Total Capital Markets				25,830,030
	Consumer Finance – 1.3%
6,950	Ally Financial Inc., 144A	7.000%	N/A (8)	B–	6,950,218
6,180	American Express Company	5.200%	N/A (8)	Baa3	6,267,218
	Total Consumer Finance				13,217,436
	Diversified Financial Services – 5.4%
16,400	Agstar Financial Services Inc., 144A	6.750%	N/A (8)	BB–	16,974,000
2,040	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (8)	Ba3	2,066,520
6,085	BNP Paribas, 144A	7.195%	N/A (8)	BBB	7,119,450
2,075	ING US Inc.	5.650%	5/15/53	Ba1	2,085,375
20,713	Rabobank Nederland, 144A	11.000%	N/A (8)	Baa1	26,667,988
	Total Diversified Financial Services				54,913,333

Nuveen Investments

JPC  Nuveen Preferred Income Opportunities Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Insurance – 20.0%
1,183	AG2R La Mondiale Vie, Reg S	7.625%	N/A (8)	BBB–	$1,295,385
4,300	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	5,826,500
2,650	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (8)	N/R	2,954,750
7,365	Aviva PLC, Reg S	8.250%	N/A (8)	BBB	8,267,235
1,675	AXA SA	8.600%	12/15/30	A3	2,282,188
23,799	Catlin Insurance Company Limited, 144A	7.249%	N/A (8)	BBB+	23,620,506
2,460	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (8)	A	2,811,165
2,300	CNP Assurances, Reg S	7.500%	N/A (8)	BBB+	2,559,095
30,440	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	25,797,900
1,755	Friends Life Holdings PLC, Reg S	7.875%	N/A (8)	BBB+	1,976,627
6,130	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BB+	5,984,413
6,590	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	7,743,250
1,750	Lincoln National Corporation	6.050%	4/20/67	BBB	1,750,000
9,335	MetLife Capital Trust IV, 144A	7.875%	12/15/37	BBB	11,855,450
10,745	MetLife Capital Trust X, 144A, (6)	9.250%	4/08/38	BBB	15,412,358
13,770	National Financial Services Inc., (6)	6.750%	5/15/37	Baa2	14,389,650
1,150	Nationwide Financial Services Capital Trust	7.899%	3/01/37	Baa2	1,464,323
6,855	Provident Financing Trust I	7.405%	3/15/38	Baa3	8,092,965
3,315	Prudential Financial Inc.	5.875%	9/15/42	BBB+	3,522,188
13,535	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	14,888,500
5,644	Swiss Re Capital I, 144A	6.854%	N/A (8)	A	5,920,556
18,168	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	18,803,880
9,145	White Mountains Insurance Group, 144A	7.506%	N/A (8)	BB+	9,545,094
3,525	XL Capital Ltd	6.500%	N/A (8)	BBB	3,172,500
3,000	ZFS Finance USA Trust II 144A	6.450%	12/15/65	A	3,135,000
	Total Insurance				203,071,478
	Machinery – 0.1%
1,020	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,106,190
	Real Estate Investment Trust – 1.5%
11,705	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (8)	Ba1	15,626,175
	U.S. Agency – 0.2%
1,700	Farm Credit Bank of Texas	10.000%	N/A (8)	Baa1	2,127,656
	Total $1,000 Par (or similar) Institutional Preferred (cost $532,100,371)				571,204,048
	Total Long-Term Investments (cost $1,327,880,009)				1,396,826,806
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 2.4% (1.7% of Total Investments)
$18,818	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $18,818,472, collateralized by $14,515,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $19,196,088	0.000%	2/02/15		$18,818,472
5,741	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $5,740,651, collateralized by $4,430,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $5,858,675	0.000%	2/02/15		5,740,651
$24,559	Total Short-Term Investments (cost $24,559,123)				24,559,123
	Total Investments (cost $1,352,439,132) – 140.2%				1,421,385,929
	Borrowings – (39.9)% (9), (10)				(404,100,000)
	Other Assets Less Liabilities – (0.3)% (11)				(3,124,164)
	Net Assets Applicable to Common Shares – 100%				$1,014,161,765

Nuveen Investments

Investments in Derivatives as of January 31, 2015

Options Written outstanding:

Number of Contracts	Description	Type	Notional Amount (12)	Expiration Date	Strike Price	Value
(2,234)	Ford Motor Company	Exchange-Traded	$(3,574,400)	6/20/15	$16	$(87,126)
(1,030)	Pfizer Inc.	Exchange-Traded	(3,502,000)	6/20/15	34	(45,835)
(580)	Seagate Technology	Exchange-Traded	(3,770,000)	6/20/15	65	(59,450)
(3,844)	Total Options Written (premiums received $219,008)		$(10,846,400)			$(192,411)

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$114,296,000	Receive	1-Month USD-LIBOR-BBA	1.462%	Monthly	12/01/15	12/01/20	$(1,714,067)
JPMorgan	114,296,000	Receive	1-Month USD-LIBOR-BBA	1.842	Monthly	12/01/15	12/01/22	(3,275,581)
	$228,592,000							$(4,989,648)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)  Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments out on loan as of the end of the reporting period was $40,539,000.

(7)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(8)  Perpetual security. Maturity date is not applicable.

(9)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $890,965,487 have been pledged as collateral for borrowings.

(10)  Borrowings as a percentage of Total Investments is 28.4%.

(11)  Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(12)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

(13)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

ETF  Exchange-Traded Fund

REIT  Real Estate Investment Trust

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

JPI

Nuveen Preferred and Income Term Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (2)	Value
	LONG-TERM INVESTMENTS – 138.7% (99.4% of Total Investments)
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 50.0% (35.9% of Total Investments)
	Banks – 10.8%
490,166	Citigroup Inc.	7.125%	BB+	$13,283,499
281,769	Citigroup Inc., (3)	6.875%	BB+	7,573,951
80,500	City National Corporation	6.750%	Baa3	2,300,690
15,100	Countrywide Capital Trust III	7.000%	Ba1	386,711
121,300	Fifth Third Bancorp.	6.625%	BB+	3,344,241
38,600	PNC Financial Services	6.125%	BBB–	1,078,098
124,753	Private Bancorp Incorporated	7.125%	N/R	3,318,430
87,100	Regions Financial Corporation	6.375%	BB–	2,208,856
356,800	Regions Financial Corporation	6.375%	B1	8,980,656
153,800	Texas Capital Bancshares Inc.	6.500%	BB–	3,788,094
38,800	U.S. Bancorp.	6.500%	Baa1	1,147,704
232,300	Wells Fargo & Company	6.625%	BBB	6,460,263
114,600	Wells Fargo REIT	6.375%	BBB+	2,993,352
166,100	Zions Bancorporation	6.300%	BB–	4,343,515
	Total Banks			61,208,060
	Capital Markets – 5.5%
197,100	Goldman Sachs Group, Inc.	5.500%	BB	4,905,819
23,700	Goldman Sachs Group, Inc.	6.375%	BB+	624,258
645,200	Morgan Stanley, (3)	7.125%	BB	18,033,340
153,800	Morgan Stanley	6.875%	BB	4,140,296
139,800	State Street Corporation	5.900%	BBB	3,694,914
	Total Capital Markets			31,398,627
	Consumer Finance – 0.9%
51,300	Capital One Financial Corporation	6.700%	Ba1	1,355,859
149,800	Discover Financial Services	6.500%	BB–	3,944,234
	Total Consumer Finance			5,300,093
	Diversified Financial Services – 4.8%
501,000	ING Groep N.V.	7.375%	Ba1	12,925,800
276,273	ING Groep N.V.	7.200%	Ba1	7,144,420
167,268	ING Groep N.V.	7.050%	Ba1	4,315,514
40,000	ING Groep N.V.	6.375%	Ba1	1,027,200
76,800	KKR Financial Holdings LLC	7.375%	BBB	2,057,472
	Total Diversified Financial Services			27,470,406
	Diversified Telecommunication Services – 0.3%
62,000	Verizon Communications Inc.	5.900%	A–	1,646,720
	Electric Utilities – 0.4%
81,000	Entergy Arkansas Inc., (4)	6.450%	BB+	2,035,125
	Food Products – 2.7%
267,600	CHS Inc.	7.875%	N/R	7,514,208
161,100	CHS Inc.	7.100%	N/R	4,212,765
141,800	CHS Inc.	6.750%	N/R	3,574,778
	Total Food Products			15,301,751

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (2)	Value
	Insurance – 11.4%
15,000	Aegon N.V.	8.000%		Baa1	$422,400
193,000	Arch Capital Group Limited	6.750%		BBB	5,317,150
59,200	Aspen Insurance Holdings Limited	7.250%		BBB–	1,555,184
432,500	Aspen Insurance Holdings Limited	5.950%		BBB–	10,911,975
177,623	Axis Capital Holdings Limited	6.875%		BBB	4,831,346
40,800	Delphi Financial Group, Inc., (4)	7.376%		BBB–	1,017,450
199,000	Endurance Specialty Holdings Limited	7.500%		BBB–	5,295,390
147,600	Hartford Financial Services Group Inc.	7.875%		BB+	4,500,324
306,800	Kemper Corporation	7.375%		Ba1	8,124,064
398,546	Maiden Holdings Limited	8.250%		BB	10,493,716
163,333	Maiden Holdings Limited	7.750%		BBB–	4,431,224
79,200	Montpelier Re Holdings Limited	8.875%		BBB–	2,118,600
205,000	Reinsurance Group of America Inc.	6.200%		BBB	5,936,800
	Total Insurance				64,955,623
	Oil, Gas & Consumable Fuels – 0.9%
198,600	Nustar Logistics Limited Partnership	7.625%		Ba2	5,173,530
	U.S. Agency – 12.3%
143,400	AgriBank FCB, (4)	6.875%		BBB+	15,195,926
163,800	Cobank Agricultural Credit Bank, (4)	6.250%		BBB+	16,809,975
37,300	Cobank Agricultural Credit Bank, (4)	6.200%		BBB	3,762,638
253,600	Farm Credit Bank of Texas, 144A, (4)	6.750%		Baa1	26,120,800
172,400	Federal Agricultural Mortgage Corporation	6.875%		N/R	4,599,631
146,600	Federal Agricultural Mortgage Corporation	6.000%		N/R	3,760,290
	Total U.S. Agency				70,249,260
	Total $25 Par (or similar) Retail Preferred (cost $274,241,149)				284,739,195
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value
	CORPORATE BONDS – 3.8% (2.7% of Total Investments)
	Banks – 2.3%
$8,975	Bank of America Corporation	6.250%	3/05/65	BB	$9,177,925
3,920	Credit Agricole SA, 144A	6.625%	12/23/64	BB+	3,846,500
12,895	Total Banks				13,024,425
	Food Products – 0.2%
1,090	Land O' Lakes Capital Trust I, 144A	7.450%	3/15/28	BB	1,128,150
	Insurance – 1.3%
4,430	Nationwide Mutual Insurance Company, 144A	9.375%	8/15/39	A–	7,374,461
$18,415	Total Corporate Bonds (cost $19,794,600)				21,527,036
Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 84.9% (60.8% of Total Investments)
	Banks – 34.7%
4,910	Abbey National Capital Trust I	8.963%	N/A (5)	BBB–	$6,254,113
1,105	Bank of America Corporation	8.125%	N/A (5)	BB	1,187,184
6,980	Bank of America Corporation	8.000%	N/A (5)	BB	7,472,090
8,915	Bank of America Corporation	6.500%	N/A (5)	BB	9,335,672
4,000	Barclays Bank PLC, 144A	10.180%	6/12/21	A–	5,476,608
8,400	Barclays PLC	8.250%	N/A (5)	BB+	8,755,480
6,490	Citigroup Inc.	5.800%	N/A (5)	BB+	6,504,194
4,265	Commerzbank AG, 144A	8.125%	9/19/23	BB	5,086,013
2,745	Credit Agricole SA, 144A	7.875%	N/A (5)	BB+	2,834,254

Nuveen Investments

JPI  Nuveen Preferred and Income Term Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	Banks (continued)
20,685	General Electric Capital Corporation	7.125%	N/A (5)	A+	$24,072,169
4,351	HSBC Capital Funding LP, 144A	10.176%	N/A (5)	BBB+	6,559,133
5,190	HSBC Holdings PLC	6.375%	N/A (5)	BBB	5,322,397
14,020	JPMorgan Chase & Company	7.900%	N/A (5)	BBB–	15,067,126
11,405	JPMorgan Chase & Company	6.750%	N/A (5)	BBB–	12,199,780
14,470	Lloyd's Banking Group PLC	7.500%	N/A (5)	BB	14,795,575
2,310	M&T Bank Corporation	6.450%	N/A (5)	BBB–	2,483,250
4,390	Nordea Bank AB, 144A	6.125%	N/A (5)	BBB	4,370,816
4,855	PNC Financial Services Inc.	6.750%	N/A (5)	BBB–	5,365,795
5,473	Royal Bank of Scotland Group PLC	7.648%	N/A (5)	BB–	6,540,235
14,900	Societe Generale, 144A	7.875%	N/A (5)	BB+	14,676,500
2,695	SunTrust Bank Inc.	5.625%	N/A (5)	BB+	2,745,531
17,085	Wells Fargo & Company, (6)	7.980%	N/A (5)	BBB	18,750,788
5,270	Wells Fargo & Company	5.875%	N/A (5)	BBB	5,507,150
6,017	Zions Bancorporation	7.200%	N/A (5)	BB–	6,347,935
	Total Banks				197,709,788
	Capital Markets – 4.8%
17,737	Credit Suisse Group AG, 144A	7.500%	N/A (5)	BB+	18,628,000
5,110	Deutsche Bank AG	7.500%	N/A (5)	BB+	4,979,056
3,675	Goldman Sachs Group Inc.	5.700%	N/A (5)	BB+	3,765,725
	Total Capital Markets				27,372,781
	Consumer Finance – 0.7%
3,960	American Express Company	5.200%	N/A (5)	Baa3	4,015,887
	Diversified Financial Services – 10.1%
15,700	Agstar Financial Services Inc., 144A	6.750%	N/A (5)	BB–	16,249,500
2,185	Banco BTG Pactual SA/Luxembourg, 144A	8.750%	N/A (5)	Ba3	2,213,405
6,625	BNP Paribas, 144A	7.195%	N/A (5)	BBB	7,751,250
2,252	ING US Inc.	5.650%	5/15/53	Ba1	2,263,260
22,358	Rabobank Nederland, 144A	11.000%	N/A (5)	Baa1	28,785,279
	Total Diversified Financial Services				57,262,694
	Insurance – 30.6%
1,309	AG2R La Mondiale Vie, Reg S	7.625%	N/A (5)	BBB–	1,433,355
4,281	AIG Life Holdings Inc.	8.500%	7/01/30	BBB	5,800,755
2,850	Aquarius & Investments PLC fbo SwissRe, Reg S	8.250%	N/A (5)	N/R	3,177,750
7,915	Aviva PLC, Reg S	8.250%	N/A (5)	BBB	8,884,611
1,695	AXA SA	8.600%	12/15/30	A3	2,309,438
25,585	Catlin Insurance Company Limited, 144A	7.249%	N/A (5)	BBB+	25,393,111
2,640	Cloverie PLC Zurich Insurance, Reg S	8.250%	N/A (5)	A	3,016,860
2,500	CNP Assurances, Reg S	7.500%	N/A (5)	BBB+	2,781,625
32,600	Financial Security Assurance Holdings, 144A	6.400%	12/15/66	BBB+	27,628,500
2,424	Friends Life Holdings PLC, Reg S	7.875%	N/A (5)	BBB+	2,730,110
6,565	Glen Meadows Pass Through Trust, 144A	6.505%	2/12/67	BB+	6,409,081
11,435	MetLife Capital Trust X, 144A	9.250%	4/08/38	BBB	16,402,078
7,703	Provident Financing Trust I	7.405%	3/15/38	Baa3	9,094,108
3,325	Prudential Financial Inc.	5.875%	9/15/42	BBB+	3,532,813
14,800	QBE Capital Funding Trust II, 144A	7.250%	5/24/41	BBB	16,280,000
28,226	Symetra Financial Corporation, 144A	8.300%	10/15/37	BBB–	29,213,910
9,800	White Mountains Insurance Group, 144A	7.506%	N/A (5)	BB+	10,228,750
	Total Insurance				174,316,855
	Machinery – 0.2%
1,095	Stanley Black & Decker Inc.	5.750%	12/15/53	BBB+	1,187,528
	Real Estate Investment Trust – 3.6%
15,298	Sovereign Real Estate Investment Trust, 144A	12.000%	N/A (5)	Ba1	20,422,830

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (2)	Value
	U.S. Agency – 0.2%
752	Farm Credit Bank of Texas	10.000%	N/A (5)	Baa1	$941,175
	Total $1,000 Par (or similar) Institutional Preferred (cost $463,687,360)				483,229,538
	Total Long-Term Investments (cost $757,723,109)				789,495,769
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 0.8% (0.6% of Total Investments)
$4,579	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $4,579,449, collateralized by $3,535,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $4,675,038	0.000%	2/02/15		$4,579,449
	Total Short-Term Investments (cost $4,579,449)				4,579,449
	Total Investments (cost $762,302,558) – 139.5%				794,075,218
	Borrowings – (39.5)% (7), (8)				(225,000,000)
	Other Assets Less Liabilities – (0.0)% (9)				(8,103)
	Net Assets Applicable to Common Shares – 100%				$569,067,115

Investments in Derivatives as of January 31, 2015

Interest Rate Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (10)	Termination Date	Unrealized Appreciation (Depreciation)
JPMorgan	$84,375,000	Receive	1-Month USD-LIBOR-BBA	1.735%	Monthly	12/01/15	12/01/20	$(2,161,002)
JPMorgan	84,375,000	Receive	1-Month USD-LIBOR-BBA	2.188	Monthly	12/01/15	12/01/22	(4,117,463)
	$168,750,000							$(6,278,465)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(4)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)  Perpetual security. Maturity date is not applicable.

(6)  Investment, or a portion of investment, is out on loan as described in the Notes to Financial Statements, Note 8 – Borrowing Arrangements, Rehypothecation. The total value of investments out on loan as of the end of the reporting period was $15,104,000.

(7)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $514,862,088 have been pledged as collateral for borrowings.

(8)  Borrowings as a percentage of Total Investments is 28.3%.

(9)  Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(10)  Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each contract.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S  Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

REIT  Real Estate Investment Trust

USD-LIBOR-BBA  United States Dollar – London Inter-Bank Offered Rate – British Bankers' Association

See accompanying notes to financial statements.

Nuveen Investments

JPW

Nuveen Flexible Investment Income Fund

Portfolio of Investments  January 31, 2015 (Unaudited)

Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 140.3% (96.8% of Total Investments)
	COMMON STOCKS – 27.3% (18.9% of Total Investments)
	Automobiles – 1.4%
65,600	Ford Motor Company, (2)	$964,976
	Capital Markets – 7.2%
71,225	Ares Capital Corporation	1,185,896
37,450	Arlington Asset Investment Corporation, Class A	993,549
54,361	Hercules Technology Growth Capital, Inc.	816,502
61,194	PennantPark Floating Rate Capital Inc.	815,104
58,263	TPG Specialty Lending, Inc.	1,018,437
8,339	TriplePoint Venture Growth Business Development Company Corporation, Class B	115,579
	Total Capital Markets	4,945,067
	Computers & Peripherals – 1.4%
17,000	Seagate Technology, (2)	959,480
	Diversified Consumer Services – 1.6%
38,900	Stonemor Partners LP	1,098,536
	Food & Staples Retailing – 0.8%
5,500	CVS Caremark Corporation	539,880
	Insurance – 1.4%
31,000	Unum Group	962,860
	Machinery – 2.1%
11,600	Caterpillar Inc.	927,652
40,758	Wabash National Corporation, (3)	508,252
	Total Machinery	1,435,904
	Oil, Gas & Consumable Fuels – 1.5%
14,700	Phillips 66	1,033,704
	Pharmaceuticals – 2.7%
21,900	GlaxoSmithKline PLC	963,600
30,200	Pfizer Inc., (2)	943,750
	Total Pharmaceuticals	1,907,350
	Real Estate Investment Trust – 5.2%
68,685	Hannon Armstrong Sustainable Infrastructure Capital Inc.	940,985
81,175	New Residential Investment	1,034,981
57,925	Northstar Realty Finance Corporation	1,095,362
28,500	Paramount Group Inc.	551,475
	Total Real Estate Investment Trust	3,622,803
	Software – 2.0%
10,500	Microsoft Corporation	424,200
22,600	Oracle Corporation	946,713
	Total Software	1,370,913
	Total Common Stocks (cost $18,742,919)	18,841,473

Nuveen Investments

Shares	Description (1), (4)			Value
	EXCHANGE-TRADED FUNDS – 3.7% (2.5% of Total Investments)
5,425	iShares iBoxx $ High Yield Corporate Bond ETF			$489,498
50,700	iShares U.S. Preferred Stock ETF			2,025,972
	Total Exchange-Traded Funds (cost $2,482,546)			2,515,470
Shares	Description (1)	Coupon	Ratings (5)	Value
	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 75.8% (52.3% of Total Investments)
	Banks – 6.3%
25,345	Boston Private Financial Holdings Inc.	6.950%	N/R	$644,777
13,800	Citigroup Inc.	7.125%	BB+	373,980
18,890	City National Corporation	6.750%	Baa3	539,876
19,300	Cowen Group, Inc.	8.250%	N/R	502,186
6,100	Fifth Third Bancorp.	6.625%	BB+	168,177
18,676	FNB Corporation	7.250%	Ba3	505,186
19,273	Private Bancorp Incorporated	7.125%	N/R	512,662
7,700	Regions Financial Corporation	6.375%	B1	193,809
6,497	TCF Financial Corporation	7.500%	BB–	175,094
20,600	Texas Capital Bancshares	6.500%	BB+	505,730
10,233	Webster Financial Corporation	6.400%	Ba1	254,392
	Total Banks			4,375,869
	Capital Markets – 12.2%
5,308	Affiliated Managers Group Inc.	6.375%	BBB	139,866
20,400	Apollo Investment Corporation	6.875%	BBB	524,892
6,844	Apollo Investment Corporation	6.625%	BBB	175,685
500	Arlington Asset Investment Corporation	6.625%	N/R	12,300
9,400	BGC Partners Inc.	8.125%	BBB–	254,364
28,125	Capitala Finance Corporation	7.125%	N/R	712,688
29,444	Fifth Street Finance Corporation	6.125%	BBB–	737,278
2,100	Fifth Street Finance Corporation	5.875%	BBB–	52,752
10,800	Gladstone Capital Corporation	6.750%	N/R	276,912
17,300	Gladstone Investment Corporation	6.750%	N/R	439,766
42,200	Hercules Technology Growth Capital, Inc.	6.250%	N/R	1,061,749
5,200	JMP Group Inc.	7.250%	N/R	133,640
26,415	Ladenburg Thalmann Financial Services Inc.	8.000%	N/R	633,696
9,055	Medley Capital Corporation	6.125%	N/R	227,099
14,028	Morgan Stanley	7.125%	BB	392,083
29,143	MVC Capital Incorporated	7.250%	N/R	741,106
24,819	Solar Capital Limited	6.750%	BBB–	610,547
145	Stellus Capital Investment Corporation	6.500%	N/R	3,626
21,775	THL Credit Inc.	6.750%	N/R	550,908
30,295	Triangle Capital Corporation	6.375%	N/R	765,252
	Total Capital Markets			8,446,209
	Consumer Finance – 0.7%
10,085	SLM Corporation, Series A	6.970%	B3	498,098
	Diversified Financial Services – 4.3%
4,125	INTL FCStone Inc.	8.500%	N/R	105,930
13,659	KCAP Financial Inc.	7.375%	N/R	352,402
20,000	KKR Financial Holdings LLC	7.375%	BBB	535,800
21,075	Main Street Capital Corporation	6.125%	N/R	538,888
6,850	Oxford Lane Capital Corporation	8.125%	N/R	171,250
30,557	Oxford Lane Capital Corporation	7.500%	N/R	754,147
19,271	PennantPark Investment Corporation	6.250%	BBB–	486,593
	Total Diversified Financial Services			2,945,010

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Shares	Description (1)	Coupon	Ratings (5)	Value
	Diversified Telecommunication Services – 1.2%
30,900	Qwest Corporation	6.875%	BBB–	$814,215
	Electric Utilities – 0.7%
18,375	Entergy Arkansas Inc., (6)	6.450%	BB+	461,672
	Food Products – 2.4%
30,300	CHS Inc.	7.100%	N/R	792,345
33,425	CHS Inc.	6.750%	N/R	842,644
	Total Food Products			1,634,989
	Insurance – 5.9%
21,038	Argo Group US Inc.	6.500%	BBB–	529,106
3,720	Aspen Insurance Holdings Limited	7.401%	BBB–	98,468
10,000	Aspen Insurance Holdings Limited	7.250%	BBB–	262,700
5,000	Axis Capital Holdings Limited	6.875%	BBB	136,000
13,875	Endurance Specialty Holdings Limited	7.500%	BBB–	369,214
13,148	Hanover Insurance Group	6.350%	Ba1	331,198
40,625	Kemper Corporation	7.375%	Ba1	1,075,749
12,000	Maiden Holdings NA Limited	8.000%	BBB–	315,000
19,325	Maiden Holdings NA Limited	7.750%	BBB–	524,287
17,199	National General Holding Company	7.500%	N/R	436,167
	Total Insurance			4,077,889
	Marine – 3.0%
5,483	Costamare Inc.	8.500%	N/R	143,216
18,382	Costamare Inc.	7.625%	N/R	444,661
922	International Shipholding Corporation	9.000%	N/R	92,661
29,400	Navios Maritime Holdings Inc.	8.625%	N/R	586,530
17,045	Seaspan Corporation	8.250%	N/R	437,716
14,035	Seaspan Corporation	6.375%	N/R	352,980
	Total Marine			2,057,764
	Oil, Gas & Consumable Fuels – 3.3%
16,816	Nustar Logistics Limited Partnership	7.625%	Ba2	438,057
25,723	Scorpio Tankers Inc.	7.500%	N/R	643,075
17,500	Scorpio Tankers Inc.	6.750%	N/R	402,500
14,708	Teekay Offshore Partners LP	7.250%	N/R	339,019
14,293	Tsakos Energy Navigation Limited	8.875%	N/R	360,184
4,865	Tsakos Energy Navigation Limited	8.000%	N/R	117,738
	Total Oil, Gas & Consumable Fuels			2,300,573
	Real Estate Investment Trust – 29.8%
28,020	AG Mortgage Investment Trust	8.000%	N/R	691,813
36,440	American Realty Capital Properties Inc.	6.700%	N/R	840,670
19,625	Annaly Capital Management	7.625%	N/R	497,690
7,500	Apartment Investment & Management Company	6.875%	BB–	207,375
19,890	Apollo Commercial Real Estate Finance	8.625%	N/R	521,914
27,000	Apollo Residential Mortgage Inc.	8.000%	N/R	669,870
25,325	Arbor Realty Trust Incorporated	8.250%	N/R	638,190
18,400	Arbor Realty Trust Incorporated	7.375%	N/R	461,104
9,213	Ashford Hospitality Trust Inc.	9.000%	N/R	244,145
18,455	Campus Crest Communities	8.000%	N/R	482,045
14,400	Cedar Shopping Centers Inc., Series A	7.250%	N/R	377,280
14,560	Chesapeake Lodging Trust	7.750%	N/R	396,032
5,633	Colony Financial Inc.	8.500%	N/R	149,275
22,975	Colony Financial Inc.	7.500%	N/R	586,322
14,000	Coresite Realty Corporation	7.250%	N/R	367,500
19,273	Corporate Office Properties Trust	7.375%	BB	518,444
24,661	Digital Realty Trust Inc.	7.375%	Baa3	671,272
20,292	Dupont Fabros Technology	7.875%	Ba2	527,592
8,622	EPR Properties Inc.	6.625%	Baa3	223,913

Nuveen Investments

Shares	Description (1)	Coupon		Ratings (5)	Value
	Real Estate Investment Trust (continued)
1,335	Equity Commonwealth	7.250%		Ba1	$34,323
13,286	First Potomac Realty Trust	7.750%		N/R	348,758
10,700	Hospitality Properties Trust	7.125%		Baa3	287,723
11,225	Inland Real Estate Corporation	8.125%		N/R	300,269
19,800	Inland Real Estate Corporation	6.950%		N/R	515,196
9,131	Invesco Mortgage Capital Inc.	7.750%		N/R	228,092
33,993	Invesco Mortgage Capital Inc.	7.750%		N/R	837,588
22,390	Kite Realty Group Trust	8.250%		N/R	587,738
14,264	MFA Financial Inc.	8.000%		N/R	369,438
17,574	MFA Financial Inc.	7.500%		N/R	435,484
20,925	Northstar Realty Finance Corporation	8.875%		N/R	552,002
22,400	Northstar Realty Finance Corporation	8.750%		N/R	587,104
9,675	Pebblebrook Hotel Trust	8.000%		N/R	257,355
17,725	Penn Real Estate Investment Trust	8.250%		N/R	475,030
8,844	Penn Real Estate Investment Trust	7.375%		N/R	234,366
8,229	Rait Financial Trust	7.750%		N/R	197,496
32,618	Rait Financial Trust	7.625%		N/R	794,248
12,050	Rait Financial Trust	7.125%		N/R	299,563
45,175	Resource Capital Corporation	8.625%		N/R	1,039,025
10,000	Retail Properties of America	7.000%		BB	258,400
19,300	Sabra Health Care Real Estate Investment Trust	7.125%		BB–	523,995
6,984	Senior Housing Properties Trust	5.625%		BBB–	174,600
7,118	STAG Industrial Inc.	9.000%		BB	193,823
10,000	STAG Industrial Inc.	6.625%		BB	258,000
23,919	Summit Hotel Properties Inc.	7.875%		N/R	669,971
9,607	UMH Properties Inc.	8.250%		N/R	253,048
15,713	Urstadt Biddle Properties	7.125%		N/R	424,094
11,800	Urstadt Biddle Properties	6.750%		N/R	321,078
	Total Real Estate Investment Trust				20,530,253
	Real Estate Management & Development – 1.1%
30,870	Kennedy-Wilson Inc.	7.750%		BB–	795,829
	Specialty Retail – 1.0%
26,885	TravelCenters of America LLC	8.000%		N/R	699,010
	Thrifts & Mortgage Finance – 0.8%
10,365	Astoria Financial Corporation	6.500%		Ba2	260,162
10,544	Everbank Financial Corporation	6.750%		N/R	266,974
	Total Thrifts & Mortgage Finance				527,136
	U.S. Agency – 1.7%
7,950	Cobank Agricultural Credit Bank, (6)	6.125%		BBB+	735,624
4,000	Farm Credit Bank of Texas, 144A, (6)	6.750%		Baa1	412,000
	Total U.S. Agency				1,147,624
	Wireless Telecommunication Services – 1.4%
23,425	United States Cellular Corporation	7.250%		Ba1	590,076
14,306	United States Cellular Corporation	6.950%		BB+	359,796
	Total Wireless Telecommunication Services				949,872
	Total $25 Par (or similar) Retail Preferred (cost $50,511,944)				52,262,012
Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	CORPORATE BONDS – 20.6% (14.2% of Total Investments)
	Beverages – 1.8%
$985	Cott Beverages USA Inc., 144A	6.750%	1/01/20	B–	$972,688
325	Cott Beverages USA Inc., 144A	5.375%	7/01/22	B+	291,688
1,310	Total Beverages				1,264,376

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (5)	Value
	Capital Markets – 0.5%
$325	BGC Partners Inc., 144A	5.375%	12/09/19	BBB–	$318,788
	Commercial Services & Supplies – 0.8%
515	R.R. Donnelley & Sons Company	6.500%	11/15/23	BB–	527,875
	Consumer Finance – 0.7%
603	SLM Corporation	5.625%	8/01/33	BBB–	485,415
	Diversified Consumer Services – 0.4%
300	Gibson Brands Inc., 144A	8.875%	8/01/18	B–	284,250
	Diversified Financial Services – 2.0%
800	Jefferies Finance LLC Corporation, 144A	7.375%	4/01/20	B1	752,000
580	Main Street Capital Corp.	4.500%	12/01/19	N/R	598,176
1,380	Total Diversified Financial Services				1,350,176
	Independent Power & Renewable Electricity Producers – 1.2%
800	Abengoa Yield PLC, 144A	7.000%	11/15/19	N/R	812,000
	Marine – 1.2%
450	Navios Maritime Acquisition Corporation, 144A	8.125%	11/15/21	B+	426,375
475	Teekay Offshore Partners LP/Teekay Offshore Finance Corporation	6.000%	7/30/19	N/R	427,500
925	Total Marine				853,875
	Media – 0.4%
250	Altice S.A, 144A	7.625%	2/15/25	B3	250,000
	Oil, Gas & Consumable Fuels – 4.9%
200	Breitburn Energy Partners LP	7.875%	4/15/22	B–	128,000
825	Legacy Reserves LP Finance Corporation, 144A	6.625%	12/01/21	B	643,500
125	Legacy Reserves LP Finance Corporation	8.000%	12/01/20	B	105,313
500	Linn Energy LLC Finance Corporation	7.750%	2/01/21	B1	377,500
675	Memorial Production Partners LP Finance Corporation	7.625%	5/01/21	B–	605,813
750	Seadrill Limited, 144A	5.625%	9/15/17	N/R	624,375
300	Seadrill Limited, 144A	6.625%	9/15/20	N/R	237,000
764	Vanguard Natural Resources Finance	7.875%	4/01/20	B	664,680
4,139	Total Oil, Gas & Consumable Fuels				3,386,181
	Personal Products – 0.6%
456	Avon Products Inc.	4.600%	3/15/20	BB+	409,260
	Real Estate Investment Trust – 1.7%
500	Iron Mountain Inc.	5.750%	8/15/24	B2	506,250
650	Select Income REIT	4.500%	2/01/25	Baa2	652,597
1,150	Total Real Estate Investment Trust				1,158,847
	Real Estate Management & Development – 3.0%
980	Forestar USA Real Estate Group Inc., 144A	8.500%	6/01/22	BB–	938,350
880	Greystar Real Estate Partners, LLC, 144A	8.250%	12/01/22	B+	897,600
225	Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	227,655
2,085	Total Real Estate Management & Development				2,063,605
	Wireless Telecommunication Services – 1.4%
850	Frontier Communications Corporation	7.625%	4/15/24	BB	898,874
100	Frontier Communications Corporation	6.875%	1/15/25	BB	101,375
950	Total Wireless Telecommunication Services				1,000,249
$15,188	Total Corporate Bonds (cost $14,493,488)				14,164,897

Nuveen Investments

Principal Amount (000)/ Shares	Description (1)	Coupon	Maturity	Ratings (5)	Value
	$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 12.9% (8.9% of Total Investments)
	Banks – 7.0%
775	Bank of America Corporation	6.500%	N/A (7)	BB	$811,570
700	Citigroup Inc.	5.800%	N/A (7)	BB+	701,531
900	JPMorgan Chase & Company	6.750%	N/A (7)	BBB–	962,718
100	JPMorgan Chase & Company	6.100%	N/A (7)	BBB–	102,250
365	SunTrust Bank Inc.	5.625%	N/A (7)	BB+	371,844
750	Wells Fargo & Company	5.875%	N/A (7)	BBB	783,750
1,000	Zions Bancorporation	7.200%	N/A (7)	BB–	1,055,000
	Total Banks				4,788,663
	Capital Markets – 0.1%
75	Morgan Stanley	5.450%	N/A (7)	BB	76,225
	Consumer Finance – 2.1%
1,050	Ally Financial Inc., 144A	7.000%	N/A (7)	B–	1,050,033
365	American Express Company	5.200%	N/A (7)	Baa3	370,151
	Total Consumer Finance				1,420,184
	Insurance – 3.7%
900	Liberty Mutual Group, 144A	7.800%	3/15/37	Baa3	1,057,500
1,000	National Financial Services Inc.	6.750%	5/15/37	Baa2	1,045,000
525	XL Capital Ltd	6.500%	N/A (7)	BBB	472,500
	Total Insurance				2,575,000
	Total $1,000 Par (or similar) Institutional Preferred (cost $8,658,308)				8,860,072
	Total Long-Term Investments (cost $94,889,205)				96,643,924
Principal Amount (000)	Description (1)	Coupon	Maturity		Value
	SHORT-TERM INVESTMENTS – 4.6% (3.2% of Total Investments)
$3,181	Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/30/15, repurchase price $3,180,909, collateralized by $2,455,000 U.S. Treasury Bonds, 3.750%, due 8/15/41, value $3,246,738	0.000%	2/02/15		$3,180,909
	Total Short-Term Investments (cost $3,180,909)				3,180,909
	Total Investments (cost $98,070,114) – 144.9%				99,824,833
	Borrowings – (43.6)% (8), (9)				(30,000,000)
	Other Assets Less Liabilities – (1.3)% (10)				(913,263)
	Net Assets Applicable to Common Shares – 100%				$68,911,570

Investments in Derivatives as of January 31, 2015

Options Written outstanding:

Number of Contracts	Description	Type	Notional Amount (11)	Expiration Date	Strike Price	Value
(656)	Ford Motor Company	Exchange-Traded	$(1,049,600)	6/20/15	$16	$(25,584)
(302)	Pfizer Inc.	Exchange-Traded	(1,026,800)	6/20/15	34	(13,439)
(170)	Seagate Technology	Exchange-Traded	(1,105,000)	6/20/15	65	(17,425)
(1,128)	Total Options Written (premiums received $63,689)		$(3,181,400)			$(56,448)

Nuveen Investments

JPW  Nuveen Flexible Investment Income Fund
Portfolio of Investments (continued)  January 31, 2015 (Unaudited)

  For Fund portfolio compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)  All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

(2)  Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in derivatives.

(3)  Non-income producing; issuer has not declared a dividend within the past twelve months.

(4)  A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.

(5)  Ratings: Using the highest of Standard & Poor's Group ("Standard & Poor's"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") rating. Ratings below BBB by Standard & Poor's, Baa by Moody's or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)  For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(7)  Perpetual security. Maturity date is not applicable.

(8)  The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) as collateral for borrowings. As of the end of the reporting period, investments with a value of $61,979,149 have been pledged as collateral for borrowings.

(9)  Borrowings as a percentage of Total Investments is 30.1%.

(10)  Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable. Other assets less liabilities also includes the value of options as presented on the Statement of Assets and Liabilities.

(11)  For disclosure purposes, Notional Amount is calculated by multiplying the Number of Contracts by the Strike Price by 100.

144A  Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ETF  Exchange-Traded Fund

REIT  Real Estate Investment Trust

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Assets and Liabilities  January 31, 2015 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Assets
Long-term investments, at value (cost $1,327,880,009, $757,723,109 and $94,889,205, respectively)	$1,396,826,806	$789,495,769	$96,643,924
Short-term investments, at value (cost approximates value)	24,559,123	4,579,449	3,180,909
Cash	24,328	—	—
Cash collateral at brokers(1)	—	3,425,000	—
Receivable for:
Dividends	1,495,903	446,649	126,908
Interest	8,449,369	6,769,967	399,054
Investments sold	6,297,768	544,989	1,176,947
Reclaims	48,064	17,710	2,302
Other assets	169,492	24,784	749
Total assets	1,437,870,853	805,304,317	101,530,793
Liabilities
Borrowings	404,100,000	225,000,000	30,000,000
Cash overdraft	—	606,706	—
Options written, at value (premiums received $219,008, $— and $63,689, respectively)	192,411	—	56,448
Unrealized depreciation on interest rate swaps	4,989,648	6,278,465	—
Payable for:
Common share dividends	6,028,665	3,558,879	454,430
Investments purchased	6,884,147	—	1,969,694
Accrued expenses:
Interest on borrowings	34,323	19,111	22,425
Management fees	985,795	575,912	72,344
Trustees fees	186,792	28,031	795
Other	307,307	170,098	43,087
Total liabilities	423,709,088	236,237,202	32,619,223
Net assets applicable to common shares	$1,014,161,765	$569,067,115	$68,911,570
Common shares outstanding	96,888,528	22,752,777	3,705,250
Net asset value ("NAV") per common share outstanding	$10.47	$25.01	$18.60
Net assets applicable to common shares consist of:
Common shares, $.01 par value per share	$968,885	$227,528	$37,053
Paid-in surplus	1,284,840,672	541,836,890	70,706,986
Undistributed (Over-distribution of) net investment income	3,494,138	887,271	(154,113)
Accumulated net realized gain (loss)	(339,124,217)	621,231	(3,440,316)
Net unrealized appreciation (depreciation)	63,982,287	25,494,195	1,761,960
Net assets applicable to common shares	$1,014,161,765	$569,067,115	$68,911,570
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	Unlimited	Unlimited	Unlimited

(1)  Cash pledged to collateralize the net payment obligations for investments in derivatives.

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Operations  Six Months Ended January 31, 2015 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Investment Income
Dividends (net of tax withheld of $461, $— and $139, respectively)	$28,289,488	$10,614,631	$2,892,247
Interest	20,526,866	16,481,221	701,443
Other	310,673	172,500	—
Total investment income	49,127,027	27,268,352	3,593,690
Expenses
Management fees	5,897,464	3,442,600	443,781
Interest expense and borrowings costs	2,081,561	1,203,067	131,615
Shareholder servicing agent fees	2,152	94	72
Custodian fees	126,322	60,905	35,973
Trustees fees	23,451	13,618	1,893
Professional fees	49,386	35,481	14,226
Shareholder reporting expenses	108,759	24,582	11,262
Stock exchange listing fees	16,052	4,449	4,449
Investor relations expenses	90,521	47,518	6,138
Other	20,881	12,982	18,713
Total expenses	8,416,549	4,845,296	668,122
Net investment income (loss)	40,710,478	22,423,056	2,925,568
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(1,968,120)	2,488,918	(3,119,409)
Options written	25,009	—	7,356
Securities sold short	—	—	2,461
Swaps	(2,050,447)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(11,615,167)	(6,280,732)	(398,399)
Options written	26,597	—	7,241
Swaps	(8,488,353)	(7,875,771)	—
Net realized and unrealized gain (loss)	(24,070,481)	(11,667,585)	(3,500,750)
Net increase (decrease) in net assets applicable to common shares from operations	$16,639,997	$10,755,471	$(575,182)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Changes in Net Assets (Unaudited)

	Preferred Income Opportunities (JPC)		Preferred and Income Term (JPI)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$40,710,478	$76,608,240	$22,423,056	$44,999,870
Net realized gain (loss) from:
Investments and foreign currency	(1,968,120)	9,764,850	2,488,918	(1,943,077)
Options written	25,009	30,270	—	—
Securities sold short	—	—	—	—
Swaps	(2,050,447)	(1,790,359)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(11,615,167)	31,834,250	(6,280,732)	26,408,564
Options written	26,597	—	—	—
Swaps	(8,488,353)	(2,964,361)	(7,875,771)	(3,246,113)
Net increase (decrease) in net assets applicable to common shares from operations	16,639,997	113,482,890	10,755,471	66,219,244
Distributions to Common Shareholders
From net investment income	(36,798,263)	(73,673,864)	(22,204,435)	(44,891,229)
From accumulated net realized gains	—	—	—	(11,110,181)
Decrease in net assets applicable to common shares from distributions to common shareholders	(36,798,263)	(73,673,864)	(22,204,435)	(56,001,410)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	(825,508)	(123,780)	—	—
Proceeds from sale of shares, net of offering costs	—	—	—	—
Net increase (decrease) in net assets applicable to common shares from capital share transactions	(825,508)	(123,780)	—	—
Net increase (decrease) in net assets applicable to common shares	(20,983,774)	39,685,246	(11,448,964)	10,217,834
Net assets applicable to common shares at the beginning of period	1,035,145,539	995,460,293	580,516,079	570,298,245
Net assets applicable to common shares at the end of period	$1,014,161,765	$1,035,145,539	$569,067,115	$580,516,079
Undistributed (Over-distribution of) net investment income at the end of period	$3,494,138	$(418,077)	$887,271	$668,650

See accompanying notes to financial statements.

Nuveen Investments

Statement of Changes in Net Assets (continued)

	Flexible Investment Income (JPW)
	Six Months Ended 1/31/15	Year Ended 7/31/14
Operations
Net investment income (loss)	$2,925,568	$5,262,306
Net realized gain (loss) from:
Investments and foreign currency	(3,119,409)	1,386,249
Options written	7,356	—
Securities sold short	2,461	—
Swaps	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(398,399)	2,792,551
Options written	7,241	—
Swaps	—	—
Net increase (decrease) in net assets applicable to common shares from operations	(575,182)	9,441,106
Distributions to Common Shareholders
From net investment income	(2,801,169)	(5,602,338)
From accumulated net realized gains	(1,659,952)	—
Decrease in net assets applicable to common shares from distributions to common shareholders	(4,461,121)	(5,602,338)
Capital Share Transactions
Common shares:
Cost of shares repurchased and retired	—	—
Proceeds from sale of shares, net of offering costs	—	3,812,000
Net increase (decrease) in net assets applicable to common shares from capital share transactions	—	3,812,000
Net increase (decrease) in net assets applicable to common shares	(5,036,303)	7,650,768
Net assets applicable to common shares at the beginning of period	73,947,873	66,297,105
Net assets applicable to common shares at the end of period	$68,911,570	$73,947,873
Undistributed (Over-distribution of) net investment income at the end of period	$(154,113)	$(278,512)

See accompanying notes to financial statements.

Nuveen Investments

Statement of

Cash Flows  Six Months Ended January 31, 2015 (Unaudited)

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$16,639,997	$10,755,471	$(575,182)
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(366,082,325)	(106,304,749)	(68,075,519)
Proceeds from sales and maturities of investments	371,905,657	109,621,129	71,883,680
Proceeds from (Purchases of) short-term investments, net	(10,779,704)	(120,466)	(2,681,768)
Proceeds from (Payments for) swap contracts, net	(2,050,447)	—	—
Investment transaction adjustments, net	(945)	—	—
Proceeds from litigation settlement	1,003,387	—	—
Premiums received for options written	256,883	—	74,829
Cash paid for terminated options written	(12,866)	—	(3,784)
Amortization (Accretion) of premiums and discounts, net	144,560	172,658	(4,215)
(Increase) Decrease in:
Cash collateral at brokers	—	(3,425,000)	—
Receivable for dividends	159,617	39,101	12,923
Receivable for interest	317,969	172,755	(22,279)
Receivable for investments sold	(5,205,157)	(413,284)	(171,165)
Receivable for reclaims	(10,971)	(7,674)	(2,302)
Other assets	19,993	309	3,547
Increase (Decrease) in:
Payable for investments purchased	5,649,637	(576,346)	514,889
Accrued interest on borrowings	11,904	5,923	357
Accrued management fees	(21,839)	(11,265)	(4,843)
Accrued Trustees fees	4,328	3,606	(52)
Accrued other expenses	26,814	(15,085)	(2,101)
Net realized (gain) loss from:
Investments and foreign currency	1,968,120	(2,488,918)	3,119,409
Options written	(25,009)	—	(7,356)
Securities Sold Short	—	—	(2,461)
Swaps	2,050,447	—	—
Change in net unrealized (appreciation) depreciation of:
Investments and foreign currency	11,615,167	6,280,732	398,399
Options written	(26,597)	—	(7,241)
Swaps	8,488,353	7,875,771	—
Net cash provided by (used in) operating activities	36,046,973	21,564,668	4,447,765
Cash Flows from Financing Activities:
Proceeds from borrowings	1,600,000	—	—
Increase (Decrease) in cash overdraft	—	606,706	—
Cash distributions paid to common shareholders	(36,803,311)	(22,171,374)	(4,450,203)
Cost of common shares repurchased and retired	(825,508)	—	—
Net cash provided by (used in) financing activities	(36,028,819)	(21,564,668)	(4,450,203)
Net Increase (Decrease) in Cash	18,154	—	(2,438)
Cash at the beginning of period	6,174	—	2,438
Cash at the end of period	$24,328	$—	$—
Supplemental Disclosure of Cash Flow Information
	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cash paid for interest on borrowings (excluding borrowing costs)	$2,069,657	$1,197,144	$131,258

See accompanying notes to financial statements.

Nuveen Investments

Financial

Highlights (Unaudited)

Selected data for a common share outstanding throughout each period:

		Investment Operations						Less Distributions to Common Shareholders				Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to FundPreferred Shareholders(b)		Distributions from Accumulated Net Realized Gains to FundPreferred Shareholders(b)	Total	From Net Investment Income	From Accum- ulated Net Realized Gains	Return of Capital	Total	Discount per Share Repurchased and Retired		Ending NAV	Ending Share Price
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2015(i)	$10.67	$0.42	$(0.24)	$—		$—	$0.18	$(0.38)	$—	$—	$(0.38)	$—	*	$10.47	$9.52
2014	10.26	0.79	0.38	—		—	1.17	(0.76)	—	—	(0.76)	—	*	10.67	9.34
2013(h)	10.28	0.46	(0.04)	—		—	0.42	(0.44)	—	—	(0.44)	—		10.26	9.35
Year Ended 12/31:
2012	8.67	0.76	1.61	—		—	2.37	(0.76)	—	—	(0.76)	—		10.28	9.71
2011	9.62	0.51	(0.72)	—		—	(0.21)	(0.75)	—	— *	(0.75)	0.01		8.67	8.01
2010	8.56	0.50	1.23	—		—	1.73	(0.57)	—	(0.11)	(0.68)	0.01		9.62	8.35
2009	5.60	0.54	3.03	—	*	—	3.57	(0.61)	—	(0.02)	(0.63)	0.02		8.56	7.49
	Borrowings at End of Period
Preferred Income Opportunities (JPC)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2015(i)	$404,100	$3,510
2014	402,500	3,572
2013(h)	402,500	3,473
Year Ended 12/31:
2012	383,750	3,599
2011	348,000	3,416
2010	270,000	4,477
2009	270,000	4,111

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  The amounts shown are based on common share equivalents. During the fiscal year ended December 31, 2009, Preferred Income Opportunities (JPC) redeemed all of its outstanding FundPreferred shares, at liquidation value.

(c)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Nuveen Investments

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
	Common Share Total Returns			Ratios to Average Net Assets Before Reimbursement(d)				Ratios to Average Net Assets After Reimbursement(d)(e)
	Based on NAV(c)	Based on Share Price(c)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(g)
Preferred Income Opportunities (JPC)
Year Ended 7/31:
2015(i)	1.71%	6.12%	$1,014,162	1.63	%***	7.90	%***	N/A	N/A	26%
2014	11.97	8.50	1,035,146	1.67		7.73		N/A	N/A	41
2013(h)	4.09	0.63	995,460	1.67	***	7.47	***	N/A	N/A	27
Year Ended 12/31:
2012	28.17	31.44	997,484	1.79		7.85		N/A	N/A	123
2011	(2.23)	4.95	840,643	1.73		5.40		1.70%	5.43%	34
2010	21.06	21.28	938,844	1.67		5.39		1.54	5.52	49
2009	67.37	81.73	839,846	1.80		7.76		1.57	7.99	50

  (d)  • Ratios do not reflect the effect of dividend payments to FundPreferred shareholders, where applicable.

  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to FundPreferred shares and/or borrowings, where applicable. Borrowings are described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of dividends expense on securities sold short and all interest expense paid and other costs related to borrowings, where applicable, as follows:

Preferred Income Opportunities (JPC)	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets Applicable to Common Shares(f)		Ratios of Interest Expense and Other Costs to Average Net Assets Applicable to Common Shares
Year Ended 7/31:
2015(i)	—%		0.40	%***
2014	—		0.43
2013(h)	—		0.45	***
Year Ended 12/31:
2012	—		0.52
2011	—	**	0.43
2010	—	**	0.40
2009	—	**	0.45

  (e)  After expense reimbursement from the Adviser, where applicable. As of March 31, 2011, the Adviser is no longer reimbursing the Fund for any fees or expenses.

  (f)  Effective for periods beginning after December 31, 2011, the Fund no longer makes short sales of securities.

  (g)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

  (h)  For the seven months ended July 31, 2013.

  (i)  For the six months ended January 31, 2015.

  N/A  The Fund no longer has a contractual reimbursement agreement with the Adviser.

  *  Rounds to less than $0.01 per share.

  **  Rounds to less than 0.01%.

  ***  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Financial Highlights (Unaudited) (continued)

Selected data for a common share outstanding throughout each period:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Beginning Common Share NAV	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu- lated Net Realized Gains	Total	Offering Costs		Ending NAV	Ending Share Price
Preferred and Income Term (JPI)
Year Ended 7/31:
2015(j)	$25.51	$0.99		$(0.51)	$0.48	$(0.98)	$—	$(0.98)	$—		$25.01	$23.37
2014	25.06	1.98		0.93	2.91	(1.97)	(0.49)	(2.46)	—		25.51	23.11
2013	23.81	1.89		1.32	3.21	(1.86)	(0.10)	(1.96)	—	*	25.06	23.68
2012(d)	23.88	—	*	(0.02)	(0.02)	—	—	—	(0.05)		23.81	25.50
Flexible Investment Income (JPW)
Year Ended 7/31:
2015(j)	19.96	0.79		(0.94)	(0.15)	(0.76)	(0.45)	(1.21)	—		18.60	16.97
2014	18.91	1.42		1.14	2.56	(1.51)	—	(1.51)	—	*	19.96	18.28
2013(h)	19.10	0.03		(0.18)	(0.15)	—	—	—	(0.04)		18.91	19.80
	Borrowings at End of Period(e)
Preferred and Income Term (JPI)	Aggregate Amount Outstanding (000)	Asset Coverage Per $1,000
Year Ended 7/31:
2015(j)	$225,000	$3,529
2014	225,000	3,580
2013	225,000	3,535
Flexible Investment Income (JPW)
Year Ended 7/31:
2015(j)	30,000	3,297
2014	30,000	3,465

Nuveen Investments

			Common Share Supplemental Data/ Ratios Applicable to Common Shares
	Common Share Total Returns			Ratios to Average Net Assets(c)
	Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)
Preferred and Income Term (JPI)
Year Ended 7/31:
2015(j)	1.89%	5.48%	$569,067	1.68	%**	7.75	%**	13%
2014	12.34	8.71	580,516	1.73		7.96		37
2013	13.69	0.41	570,298	1.72		7.51		57
2012(d)	(0.23)	2.00	476,252	0.97	**	(0.96	)**	—
Flexible Investment Income (JPW)
Year Ended 7/31:
2015(j)	(0.78)%	(0.42)%	68,912	1.84	**	8.08	**	67
2014	14.26	0.80	73,948	1.70		7.51		71
2013(h)	(0.99)	(1.00)	66,297	1.40	**	1.93	**	3

(a)  Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)  Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c)  • Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, where applicable, as described in Note 8 – Borrowing Arrangements.

  • Each ratio includes the effect of all interest expense paid and other costs related to borrowings as follows:

Preferred and Income Term (JPI)	Ratios of Interest Expense and Other Costs to Average Net Assets Applicable to Common Shares(e)
Year Ended 7/31:
2015(j)	0.42	%**
2014	0.45
2013(g)	0.48
Flexible Investment Income (JPW)
Year Ended 7/31:
2015(j)	0.36	**
2014(i)	0.33

(d)  For the period July 26, 2012 (commencement of operations) through July 31, 2012.

(e)  Preferred and Income Term (JPI) and Flexible Investment Income (JPW) did not utilize borrowings prior to the fiscal years ended July 31, 2013 and July 31, 2014, respectively.

(f)  Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.

(g)  For the period August 29, 2012 (first utilization date of borrowings) through July 31, 2013.

(h)  For the period June 25, 2013 (commencement of operations) through July 31, 2013.

(i)  For the period August 13, 2013 (first utilization date of borrowings) through July 31, 2014.

(j)  For the six months ended January 31, 2015.

*  Rounds to less than $0.01 per share.

**  Annualized.

See accompanying notes to financial statements.

Nuveen Investments

Notes to

Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Fund Information

The funds covered in this report and their corresponding New York Stock Exchange ("NYSE") symbols are as follows (each a "Fund" and collectively, the "Funds"):

•  Nuveen Preferred Income Opportunities Fund (JPC) ("Preferred Income Opportunities (JPC)")

•  Nuveen Preferred and Income Term Fund (JPI) ("Preferred and Income Term (JPI)")

•  Nuveen Flexible Investment Income Fund (JPW) ("Flexible Investment Income (JPW)")

The Funds are registered under the Investment Company Act of 1940, as amended, as diversified closed-end (non-diversified for Preferred and Income Term (JPI)) management investment companies. Preferred Income Opportunities (JPC), Preferred and Income Term (JPI) and Flexible Investment Income (JPW) were each organized as Massachusetts business trusts on January 27, 2003, April 18, 2012 and March 28, 2013, respectively.

The end of the reporting period for the Funds is January 31, 2015, and the period covered by these Notes to Financial Statements is the six months ended January 31, 2015 ("the current fiscal period").

Investment Adviser

The Funds' investment adviser is Nuveen Fund Advisors, LLC (the "Adviser"), a wholly-owned subsidiary of Nuveen Investments, Inc. ("Nuveen"). The Adviser is responsible for each Fund's overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with NWQ Investment Management Company, LLC ("NWQ") and/or Nuveen Asset Management LLC ("NAM"), a subsidiary of the Adviser, (each a "Sub-Adviser" and collectively, the "Sub-Advisers"). NWQ and NAM are each responsible for approximately half of Preferred Income Opportunities' (JPC) portfolio. NAM manages the investment portfolio of Preferred and Income Term (JPI), while NWQ manages the investment portfolio of Flexible Investment Income (JPW). The Adviser is responsible for managing Preferred Income Opportunities' (JPC) and Preferred and Income Term's (JPI) investments in swap contracts.

Change in Control

On October 1, 2014, TIAA-CREF, a national financial services organization, completed its previously announced acquisition of Nuveen, the parent company of the Adviser.

Because the consummation of the acquisition resulted in the "assignment" (as defined in the Investment Company Act of 1940) and automatic termination of the Funds' investment management agreements and investment sub-advisory agreements, Fund shareholders were asked to approve new investment management agreements with the Adviser and new investment sub-advisory agreements with NWQ and NAM. These new agreements were approved by shareholders of each of the Funds, and went into effect during the current fiscal period.

Investment Objectives and Principal Investment Strategies

Preferred Income Opportunities' (JPC) investment objective is to provide high current income and total return by investing at least 80% of its managed assets (as defined in Note 7 – Management Fees and Other Transactions with Affiliates) in preferred securities, and up to 20% opportunistically over the market cycle in other types of securities, primarily income-oriented securities such as corporate and taxable municipal debt and common equity. At least 60% of its managed assets are rated investment grade (BBB/Baa or better by S&P, Moody's, or Fitch) at the time of investment. Effective August 14, 2014, up to 5% of the portion of the Fund's portfolio managed by NAM can be invested in preferred securities issued by companies located in emerging market countries.

Preferred and Income Term's (JPI) investment objective is to provide a high level of current income and total return. The Fund seeks to achieve its investment objective by investing in preferred securities and other income producing securities. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred and other income producing securities. The Fund will invest at least 60% (50% effective January 16, 2015) of its managed assets in securities rated investment grade (BBB-/Baa3 or higher) at the time of purchase. The Fund will invest 100% of its managed assets in U.S. dollar denominated securities. The Fund will also invest up to 40% of its managed assets in securities issued by non-U.S. domiciled companies.

Flexible Investment Income's (JPW) investment objectives are to provide high current income and, secondarily, capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its managed assets in income producing securities issued by companies located anywhere in the world. The Fund will invest in income producing securities across the capital structure – in any type of debt, preferred or equity securities offered by a

Nuveen Investments

particular company, or debt securities issued by a government. The Fund will invest 100% of its managed assets in U.S. dollar-denominated securities, and may invest up to 50% of its managed assets in securities of non-U.S. companies. The Fund may invest up to 40% of its managed assets in equity securities (other than preferred securities). At least 25% of the aggregate market value of the Fund's investments in debt and preferred securities that are of a type customarily rated by a credit rating agency will be rated investment grade, or if unrated, will be judged to be of comparable quality by NWQ The Fund will invest at least 25% of its managed assets in securities issued by financial services companies. The Fund may invest up to 15% of its managed assets in securities and other instruments that, at the time of purchase, are illiquid. The Fund may opportunistically write (sell) covered call options on the Fund's portfolio of equity securities for the purpose of enhancing the Fund's risk-adjusted total return over time. The Fund anticipates using leverage to help achieve its investment objectives. The Fund may utilize leverage in the form of borrowings from a financial institution or the issuance of preferred shares or other senior securities, such as commercial paper or notes.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 "Financial Services – Investment Companies." The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles ("U.S. GAAP").

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds' portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Funds' outstanding when-issued/delayed delivery purchase commitments were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding when-issued/delayed delivery purchase commitments	$—	$—	$—

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any. Other income is comprised of fees earned in connection with the rehypothecation of pledged collateral as further described in Note 8 – Borrowing Arrangements.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as "Legal fee refund" on the Statement of Operations.

Dividends and Distributions to Common Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Dividends to common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Flexible Investment Income's (JPW) regular monthly distributions are currently being sourced entirely from net investment income. The Fund's current portfolio is predominantly invested in income producing securities the income from which is expected to be the source of distributions. For periods when the Fund is sourcing its monthly distributions solely from net investment income, the Fund will seek to distribute substantially all of its net investment income over time. There are no assurances given to how long the Fund will source distributions entirely from net investment income.

Market conditions may change, causing the portfolio management team at some future time to focus the mix of portfolio investments less to income-oriented securities. This may cause the regular monthly distributions to be sourced from something other than net investment income. Flexible Investment Income (JPW) has adopted a cash-flow based distribution policy permitting it to source its regular monthly distributions from not only net

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

investment income, but also from realized capital gains and/or return of capital. If a cash-flow based distribution policy is employed, the Fund will seek to establish a relatively stable common share distribution rate that roughly corresponds to the Fund's net cash flows after expense from its investments over an extended period of time. Actual net cash flows the Fund receives may differ from the Fund's distribution rate over shorter time periods over a specific timeframe, the difference between actual net cash flows and total Fund distributions will be reflected in an increasing (net cash flows exceed distributions) or a decreasing (distributions exceed net cash flows) Fund net asset value ("NAV"). If the Fund changes to a cash-flow based distribution, a press release will be issued describing such change and this change will also be described in subsequent shareholder reports. Additionally, if any distribution payment is sourced from something other than net investment income, a notice will be issued quantifying the sources of such distribution.

Indemnifications

Under the Funds' organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. ("ISDA") master agreements or other similar arrangements ("netting agreements"). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.

Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Prices are determined using significant unobservable inputs (including management's assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market ("NASDAQ") are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts ("ADR") held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non- U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the NYSE, which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds' Board of Trustees (the "Board"). The pricing service establishes a security's fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality,

Nuveen Investments

type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above, and are generally classified as Level 2.

Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.

The values of exchange-traded options are based on the mean of the closing bid and ask prices. Exchange-traded options are generally classified as Level 1. Options traded in the over-the-counter market are valued using an evaluated mean price and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds' shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds' NAV is determined, or if under the Funds' procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security's fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of the end of the reporting period:

Preferred Income Opportunities (JPC)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
Common Stocks	$60,219,349	$—		$—	$60,219,349
Exchange-Traded Funds	20,185,870	—		—	20,185,870
$25 Par (or similar) Retail Preferred	615,765,207	69,377,138	**	—	685,142,345
Corporate Bonds	—	60,075,194		—	60,075,194
$1,000 Par (or similar) Institutional Preferred	—	571,204,048		—	571,204,048
Short-Term Investments:
Repurchase Agreements	—	24,559,123		—	24,559,123
Investments in Derivatives:
Options Written	(192,411)	—		—	(192,411)
Interest Rate Swaps***	—	(4,989,648)		—	(4,989,648)
Total	$695,978,015	$720,225,855		$—	$1,416,203,870

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Preferred and Income Term (JPI)	Level 1	Level 2		Level 3	Total
Long-Term Investments*:
$25 Par (or similar) Retail Preferred	$219,797,281	$64,941,914	**	$—	$284,739,195
Corporate Bonds	—	21,527,036		—	21,527,036
$1,000 Par (or similar) Institutional Preferred	—	483,229,538		—	483,229,538
Short-Term Investments:
Repurchase Agreements	—	4,579,449		—	4,579,449
Investments in Derivatives:
Interest Rate Swaps***	—	(6,278,465)		—	(6,278,465)
Total	$219,797,281	$567,999,472		$—	$787,796,753
Flexible Investment Income (JPW)
Long-Term Investments*:
Common Stocks	$18,841,473	$—		$—	$18,841,473
Exchange-Traded Funds	2,515,470	—		—	2,515,470
$25 Par (or similar) Retail Preferred	50,652,716	1,609,296		—	52,262,012
Corporate Bonds	—	14,164,897		—	14,164,897
$1,000 Par (or similar) Institutional Preferred	—	8,860,072		—	8,860,072
Short-Term Investments:
Repurchase Agreements	—	3,180,909		—	3,180,909
Investments in Derivatives:
Options Written	(56,448)	—		—	(56,448)
Total	$71,953,211	$27,815,174		$—	$99,768,385

*  Refer to the Fund's Portfolio of Investments for industry classifications.

**  Refer to the Fund's Portfolio of Investments for breakdown of these securities classified as Level 2.

***  Represents net unrealized appreciation (depreciation) as reported in the Fund's Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser's Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds' pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser's dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)  If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)  If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument's current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds' investments denominated in that currency will lose value because their currency is worth fewer U.S.

Nuveen Investments

dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

As of the end of the reporting period, Preferred Income Opportunities' (JPC) and Preferred and Income Term's (JPI) investments in non-U.S. securities were as follows:

Preferred Income Opportunities (JPC)	Value	% of Total Investments
Country:
United Kingdom	$86,315,830	6.1%
Netherlands	54,522,743	3.8
Spain	35,359,874	2.5
France	33,194,293	2.3
Other	85,248,728	6.0
Total non-U.S. securities	$294,641,468	20.7%
Preferred and Income Term (JPI)
Country:
United Kingdom	$84,457,261	10.6%
Netherlands	54,620,615	6.9
France	35,632,921	4.5
Spain	26,676,943	3.4
Other	60,887,949	7.6
Total non-U.S. securities	$262,275,689	33.0%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments, (ii) investments in derivatives and (iii) other assets and liabilities are recognized as a component of "Net realized gain (loss) from investments and foreign currency" on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of "Change in net unrealized appreciation (depreciation) of investments and foreign currency" on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative's related "Change in net unrealized appreciation (depreciation)" on the Statement of Operations, when applicable.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Preferred Income Opportunities (JPC)	Fixed Income Clearing Corporation	$24,559,123	$(24,559,123)	$—
Preferred and Income Term (JPI)	Fixed Income Clearing Corporation	4,579,449	(4,579,449)	—
Flexible Investment Income (JPW)	Fixed Income Clearing Corporation	3,180,909	(3,180,909)	—

*  As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund's Portfolio of Investments for details on the repurchase agreements.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

Each Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. Each Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to each Fund. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds' investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Options Transactions

The purchase of options involves the risk of loss of all or a part of the cash paid for the options (the premium). The market risk associated with purchasing options is limited to the premium paid. The counterparty credit risk of purchasing options, however, needs also to take into account the current value of the option, as this is the performance expected from the counterparty. When a Fund purchases an option, an amount equal to the premium paid (the premium plus commission) is recognized as a component of "Options purchased, at value" on the Statement of Assets and Liabilities. When a Fund writes an option, an amount equal to the net premium received (the premium less commission) is recognized as a component of "Options written, at value" on the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current value of the written option until the option is exercised or expires or the Fund enters into a closing purchase transaction. The changes in the value of options purchased and/or written during the fiscal period are recognized as a component of "Change in net unrealized appreciation (depreciation) of options purchased and/or written" on the Statement of Operations. When an option is exercised or expires or the Fund enters into a closing purchase transaction, the difference between the net premium received and any amount paid at expiration or on executing a closing purchase transaction, including commission, is recognized as a component of "Net realized gain (loss) from options purchased and/or written" on the Statement of Operations. The Fund, as a writer of an option has no control over whether the underlying instrument may be sold (called) or purchased (put) and as a result bears the risk of an unfavorable change in the market value of the instrument underlying the written option. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

During the current fiscal period, Preferred Income Opportunities (JPC) and Flexible Investment Income (JPW) wrote covered call options on common stocks to hedge equity exposure.

The average notional amount of outstanding options written during the current fiscal period, was as follows:

	Preferred Income Opportunities (JPC)	Flexible Investment Income (JPW)
Average notional amount of outstanding options written*	$(3,615,467)	$(1,060,467)

*  The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all options held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Equity price	Options	—	$—	Options written, at value	$192,411
Flexible Investment Income (JPW)
Equity price	Options	—	$—	Options written, at value	$56,448

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on options written on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Options Written	Change in Net Unrealized Appreciation (Depreciation) of Options Written
Preferred Income Opportunities (JPC)	Equity price	Options	$25,009	$26,597
Flexible Investment Income (JPW)	Equity price	Options	7,356	7,241

Nuveen Investments

Swap Contracts

Interest rate swap contracts involve each Fund's agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on any variable rate borrowing. Forward interest rate swap contracts involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the swap contract. Swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that each Fund is to receive. Swap contracts are valued daily. Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), each Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on a daily basis, and recognizes the daily change in the fair value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of "Unrealized appreciation or depreciation on interest rate swaps (,net)" with the change during the fiscal period recognized on the Statement of Operations as a component of "Change in net unrealized appreciation (depreciation) of swaps." Income received or paid by each Fund is recognized as a component of "Net realized gain (loss) from swaps" on the Statement of Operations, in addition to the net realized gains or losses recognized upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap contract and the proceeds from (or cost of) the closing transaction. Payments received or made at the beginning of the measurement period are recognized as a component of "Interest rate swap premiums paid and/or received" on the Statement of Assets and Liabilities, when applicable. For tax purposes, periodic payments are treated as ordinary income or expense.

During the current fiscal period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) continued to use interest rate swaps to partially hedge the interest cost of leverage, which the Funds employ through the use of bank borrowings.

The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Average notional amount of interest rate swap contracts outstanding*	$275,075,333	$168,750,000

* The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

The following table presents the fair value of all swap contracts held by the Funds as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
Underlying	Derivative	Asset Derivatives		(Liability) Derivatives
Risk Exposure	Instrument	Location	Value	Location	Value
Preferred Income Opportunities (JPC)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(4,989,648)
Preferred and Income Term (JPI)
Interest rate	Swaps	—	$—	Unrealized depreciation on interest rate swaps	$(6,278,465)

The following table presents the swap contacts subject to netting agreements, and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Interest Rate Swaps*	Gross Unrealized (Depreciation) on Interest Rate Swaps*	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Preferred Income Opportunities (JPC)
	JPMorgan	$—	$(4,989,648)	$—	$(4,989,648)	$2,876,751	$(2,112,897)
Preferred and Income Term (JPI)
	JPMorgan	$—	$(6,278,465)	$—	$(6,278,465)	$5,747,577	$(530,888)

* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund's Portfolio of Investments.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Preferred Income Opportunities (JPC)	Interest rate	Swaps	$(2,050,447)	$(8,488,353)
Preferred and Income Term (JPI)	Interest rate	Swaps	—	(7,875,771)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund's exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Common Shares

Transactions in common shares were as follows:

	Preferred Income Opportunities (JPC)
	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares repurchased and retired	(88,813)	(13,000)
Weighted average:
Price per common share repurchased and retired	$9.27	$9.50
Discount per common share repurchased and retired	12.73%	11.45%

	Preferred and Income Term (JPI)		Flexible Investment Income (JPW)
	Six Months Ended 1/31/15	Year Ended 7/31/14	Six Months Ended 1/31/15	Year Ended 7/31/14
Common shares sold	—	—	—	200,000

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding derivative transactions and securities sold short, where applicable) during the current fiscal period, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Purchases	$366,082,325	$106,304,749	$68,075,519
Sales and maturities	371,905,657	109,621,129	71,883,680

Nuveen Investments

Transactions in options written for the following Funds during the current fiscal period were as follows:

	Preferred Income Opportunities (JPC)		Flexible Investment Income (JPW)
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Options outstanding, beginning of period	—	$—	—	$—
Options written	4,201	256,883	1,233	74,829
Options terminated in closing purchase transactions	(357)	(37,875)	(105)	(11,140)
Options outstanding, end of period	3,844	$219,008	1,128	$63,689

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Funds realize net capital gains, each Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to recognition of premium amortization, timing differences in the recognition of income on real estate investment trust ("REIT") investments and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

As of January 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Cost of investments	$1,356,321,444	$763,644,427	$98,120,046
Gross unrealized:
Appreciation	$76,314,933	$34,627,845	$2,986,072
Depreciation	(11,250,448)	(4,197,054)	(1,281,285)
Net unrealized appreciation (depreciation) of investments	$65,064,485	$30,430,791	$1,704,787

Permanent differences, primarily due to bond premium amortization adjustments, complex securities character adjustments, distribution reallocation, foreign currency transactions, investments in partnerships, REIT adjustments, securities litigation settlements, and treatment of notional principal contracts, resulted in reclassifications among the Funds' components of common share net assets as of July 31, 2014, the Funds' last tax year end, as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Paid-in-surplus	$(5,968,098)	$—	$121,764
Undistributed (Over-distribution of) net investment income	4,771,244	(93,872)	(58,043)
Accumulated net realized gain (loss)	1,196,854	93,872	(63,721)

The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2014, the Funds' last tax year end, were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Undistributed net ordinary income[1]	$8,386,044	$5,419,997	$1,418,806
Undistributed net long-term capital gains	—	—	145,392

1  Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Funds' last tax year ended July 31, 2014, was designated for purposes of the dividends paid deduction as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Distributions from net ordinary income[2]	$73,673,863	$56,242,486	$5,135,476
Distributions from net long-term capital gains	—	9,204	—

2  Net ordinary income consists of net taxable income derived from dividends, interest, net short-term capital gains and current year earnings and profits attributable to realized gains, if any.

As of July 31, 2014, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration will be utilized first by a Fund.

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Expiration:
July 31, 2016	$120,943,410	$—
July 31, 2017	204,895,930	—
July 31, 2018	9,385,427	—
Not subject to expiration	—	$1,026,076
Total	$335,224,767	$1,026,076

During the Funds' last tax year ended July 31, 2014, the following Fund utilized capital loss carryforwards as follows:

Preferred Income Opportunities (JPC)
Utilized capital loss carryforwards	$8,637,596

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer losses as follows:

Preferred and Income Term (JPI)
Post-October capital losses[3]	$738,549
Late-year ordinary losses[4]	—

3  Capital losses incurred from November 1, 2013 through July 31, 2014, the Fund's last tax year ended.

4  Ordinary losses incurred from January 1, 2014 through July 31, 2014 and specified losses incurred from November 1, 2013 through July 31, 2014.

7. Management Fees and Other Transactions with Affiliates

Each Fund's management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Advisers are compensated for their services to the Funds from the management fees paid to the Adviser.

Each Fund's management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund's shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets*	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
For the first $500 million	0.6800%	0.7000%	0.7000%
For the next $500 million	0.6500	0.6750	0.6750
For the next $500 million	0.6300	0.6500	0.6500
For the next $500 million	0.6050	0.6250	0.6250
For managed assets over $2 billion	0.5800	0.6000	0.6000

The annual complex-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445

*  For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds' use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen funds that constitute "eligible assets." Eligible assets do not include assets attributable to investments in other Nuveen funds and assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser's assumption of the management of the former First American Funds effective January 1, 2011. As of January 31, 2015, the complex-level fee rate for each of these Funds was 0.1635%.

The Funds pays no compensation directly to those of their trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. Borrowing Arrangements

Borrowings

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each entered into a prime brokerage facility with BNP Paribas Prime Brokerage, Inc. ("BNP") while Flexible Investment Income (JPW) entered in to a committed secured 180-day continuous rolling borrowing facility with the Bank of Nova Scotia (collectively, "Borrowings") as a means of leverage. Each Fund's maximum commitment amount under these Borrowings is as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Maximum commitment amount	$405,000,000	$250,000,000	$35,000,000

As of the end of the reporting period, each Fund's outstanding balance on its Borrowings was as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Outstanding balance on Borrowings	$404,100,000	$225,000,000	$30,000,000

Nuveen Investments

Notes to Financial Statements (Unaudited) (continued)

During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund's Borrowings were as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)	Flexible Investment Income (JPW)
Average daily balance outstanding	$403,030,435	$225,000,000	$30,000,000
Average annual interest rate	1.01%	1.01%	0.86%

In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Borrowings outstanding are fully secured by securities held in each Fund's portfolio of investments ("Pledged Collateral"). For Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) interest is charged on these Borrowings at 1-Month LIBOR (London Inter-Bank Offered Rate) plus 0.85% per annum on the amounts borrowed and 0.50% per annum on the undrawn balance. Effective December 4, 2014, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) are charged the 0.50% per annum undrawn fee only when the undrawn portion of the Borrowings on particular day is more than 20% of the maximum commitment amount. Flexible Investment Income's (JPW) interest is charged on the Borrowings at a rate equal to the 1-month LIBOR plus 0.70% per annum on the amount borrowed. In addition to the interest expense, Flexible Investment Income (JPW) will pay a commitment fee equal to 0.15% per annum on the undrawn balance of the Borrowings unless the undrawn portion of the Borrowings on that day is less than 40% of the maximum commitment amount.

Borrowings outstanding are recognized as "Borrowings" on the Statement of Assets and Liabilities. Interest expense incurred on the borrowed amount and undrawn balance are recognized as a component of "Interest expense and borrowings costs" on the Statement of Operations.

Rehypothecation

The Adviser has entered into a Rehypothecation Side Letter ("Side Letter") with BNP, allowing BNP to re-register the Pledged Collateral in its own name or in a name other than the Funds' to pledge, repledge, hypothecate, rehyphothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the "Hypothecated Securities") with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33 1/3% of the Funds' total assets. The Funds may designate any Pledged Collateral as ineligible for rehypothecation. The Funds may also recall Hypothecated Securities on demand.

The Funds also have the right to apply and set-off an amount equal to one-hundred percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that BNP fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Funds may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Funds' income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.

The Funds will receive a fee in connection with the Hypothecated Securities ("Rehypothecation Fees") in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.

As of the end of the reporting period, Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) each had Hypothecated Securities as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Hypothecated Securities	$40,539,000	$15,104,000

Preferred Income Opportunities (JPC) and Preferred and Income Term (JPI) earn Rehypothecation Fees, which are recognized as "Other income" on the Statement of Operations. During the current fiscal period, the Rehypothecation Fees earned by each Fund are as follows:

	Preferred Income Opportunities (JPC)	Preferred and Income Term (JPI)
Rehypothecation Fees	$310,673	$172,500

Nuveen Investments

Additional

Fund Information

Board of Trustees

William Adams IV*	Jack B. Evans	William C. Hunter	David J. Kundert	John K. Nelson	William J. Schneider
Thomas S. Schreier, Jr.*	Judith M. Stockdale	Carole E. Stone	Virginia L. Stringer	Terence J. Toth

* Interested Board Member.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm** KPMG LLP Chicago, IL 60601	Transfer Agent and Shareholder Services State Street Bank & Trust Company Nuveen Funds P.O. Box 43071 Providence, RI 02940-3071 (800) 257-8787

** During the fiscal period ended July 31, 2015, the Board of Trustees of the Funds, upon recommendation of the Audit Committee, engaged KPMG LLP ("KPMG") as the independent registered public accounting firm to the Funds replacing Ernst & Young LLP ("Ernst & Young"), which resigned as the independent registered public accounting firm effective September 30, 2014 as a result of the pending acquisition of Nuveen Investments by TIAA-CREF.

Ernst & Young's report on the Funds for the most recent fiscal period ended July 31, 2014, contained no adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal period ended July 31, 2014 for the Funds and for the period August 1, 2014 through September 30, 2014, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Funds' financial statements.

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds' Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

Each Fund's Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases

Each Fund intends to repurchase, through its open market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock, as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JPC	JPI	JPW
Common shares repurchased	88,813	—	—

Nuveen Investments

Additional Fund Information (continued)

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Nuveen Investments

Glossary of Terms

Used in this Report

■  Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■  Barclays U.S. Aggregate Bond Index: An unmanaged index that includes all investment-grade, publicly issued, fixed-rate, dollar denominated, nonconvertible debt issues and commercial mortgage backed securities with maturities of at least one year and outstanding par values of $150 million or more. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

■  Barclays USD Capital Securities Index: The Barclays USD Capital Securities component of the Barclays Global Capital Securities Index generally includes Tier 2/Lower Tier 2 bonds, perpetual step-up debt, step-up preferred securities, and term preferred securities. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Basel III: A comprehensive set of reform measures designed to improve the regulation, supervision and risk management within the banking sector. The Basel Committee on Banking Supervision published the first version of Basel III in late 2009, giving banks approximately three years to satisfy all requirements. Largely in response to the credit crisis, banks are required to maintain proper leverage ratios and meet certain capital requirements.

■  BofA/Merrill Lynch Preferred Securities Fixed Rate Index: An index that tracks the performance of fixed rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment grade (based on an average of Moody's, S&P, and Fitch) and must have an investment grade rated country of risk (based on an average of Moody's, S&P, and Fitch foreign currency long-term sovereign debt ratings). In addition, qualifying securities must be issued as public securities or through a 144A filing, must be issued in $25, $50 or $100 par/liquidation preference increments, must have a fixed coupon or dividend schedule, and must have a minimum amount outstanding of $100 million. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  Effective Leverage: Effective leverage is a fund's effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund's portfolio that increase the funds' investment exposure.

■  Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■  JPC Blended Index (Comparative Benchmark): A blended return consisting of 82.5% of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and 17.5% of the Barclays USD Capital Securities Index. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.

■  JPI Blended Benchmark Index: A blended return consisting of the BofA/Merrill Lynch Preferred Securities Fixed Rate Index and the Barclays USD Capital Securities Index. The JPI Blended Benchmark Index is comprised of a 65% weighting in the BofA/Merrill Lynch Preferred Securities Fixed Rate Index, and a 35% weighting in the Barclays USD Capital Securities Index. Benchmark returns assume reinvestment of distributions, but do not include the effects of any sales charges or management fees.

■  Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

■  Net Asset Value (NAV) Per Share: A fund's Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund's Net Assets divided by its number of shares outstanding.

■  Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund's capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Nuveen Investments

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you'll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments

Notes

Notes

Notes

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $230 billion as of December 31, 2014.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive | Chicago, IL 60606 | www.nuveen.com/cef

ESA-C-0115D 6715-INV-B-03/16

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

		(b)	(c)	(d)*
	(a)	AVERAGE	TOTAL NUMBER OF SHARES	MAXIMUM NUMBER (OR
	TOTAL NUMBER OF	PRICE	(OR UNITS) PURCHASED AS	APPROXIMATE DOLLAR VALUE) OF
	SHARES (OR	PAID PER	PART OF PUBLICLY	SHARES (OR UNITS) THAT MAY YET
	UNITS)	SHARE (OR	ANNOUNCED PLANS OR	BE PURCHASED UNDER THE PLANS OR
Period*	PURCHASED	UNIT)	PROGRAMS	PROGRAMS

AUGUST 1-31, 2014	88,813	$9.27	88,813	9,650,000

SEPTEMBER 1-30, 2014	0		0	9,650,000

OCTOBER 1-31, 2014	0		0	9,650,000

NOVEMBER 1-30, 2014	0		0	9,650,000

DECEMBER 1-31, 2014	0		0	9,650,000

JANUARY 1-31, 2015	0		0	9,650,000

TOTAL	88,813

* The registrant’s repurchase program, for the repurchase of 9,700,000 shares, was authorized November 20, 2013.  The program was reauthorized for a maximum repurchase amount of 9,695,000 shares on August 6, 2014.  Any repurchases made by the registrant pursuant to the program were made through open-market transactions.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Preferred Income Opportunities Fund

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: April 9, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: April 9, 2015